--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  GENCORP INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  GENCORP INC.
               P.O. BOX 537012, SACRAMENTO, CALIFORNIA 95853-7012

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

To the Shareholders of    February    , 2000
         GenCorp Inc.:  Sacramento, California

  The Annual Meeting of Shareholders of GENCORP INC. (the "Company") will be held at the Sheraton Sacramento Hotel, 11211 Point East Drive, Rancho Cordova, California, on March 29, 2000 at 9 o'clock a.m. to consider and act on the following matters:

          1. Election of two Directors to serve a term of three years. (page 2)

          2. Ratification of the Board of Directors' selection of Ernst & Young LLP as independent auditors to audit the books of account and other corporate records of the Company for fiscal 2000. (page 24)

  Board of Directors proposals to amend the Amended Articles of Incorporation and Amended Code of Regulations of GenCorp Inc:

          3. Proposal to amend the Articles to designate Cleveland, Ohio as the location of GenCorp's principal Ohio office for purposes of the Ohio General Corporation Law. (page 25)

          4. Proposal to amend the Regulations to provide that GenCorp's corporate seal contain only the name of the Company and the words "Corporate Seal." (page 25)

          5. Proposal to amend the Articles to provide that GenCorp's corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law. (page 25)

          6. Proposal to amend the Regulations to permit additional forms of proxy authorizations. (page 26)

          7. Proposal to amend the Regulations to require indemnification by GenCorp of current and former directors, officers, employees and others to the fullest extent permitted by applicable law. (page 26)

          8. Proposal to amend the Articles to increase the number of authorized shares of GenCorp Common Stock from 90,000,000 to 150,000,000 shares. (page
     27)

          9. Such other matters as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on February 11, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    THE COMPANY HAS A GREAT NUMBER OF SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WHO OWN FEWER THAN 100 SHARES. WHETHER YOU OWN ONE SHARE OR HUNDREDS OF SHARES, YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION WILL ENABLE THE COMPANY TO AVOID ADDITIONAL EXPENSE AND DELAY. A RETURN ENVELOPE, REQUIRING NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                                            By Order of the Board of Directors,
                                            WILLIAM R. PHILLIPS, Secretary

                                 ANNUAL MEETING

                                       OF

                                  GENCORP INC.
               P.O. BOX 537012, SACRAMENTO, CALIFORNIA 95853-7012

                               ------------------

                                PROXY STATEMENT

                                                               February   , 2000

  This Proxy Statement is being mailed to shareholders beginning on or about
February   , 2000 in connection with the solicitation by the Company, on behalf of its Board of Directors, of proxies to be used at the Annual Meeting of Shareholders of the Company which is to be held on March 29, 2000 at the Sheraton Sacramento Hotel, 11211 Point East Drive, Rancho Cordova, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

  If the accompanying form of proxy is signed, dated and returned to the Company's transfer agent, The Bank of New York, it will be voted, but it may be revoked at any time before it is voted. Shares in respect of which a proxy or other written instruction is not received by the Bank will not be voted. The presence of a shareholder at the meeting does not automatically revoke any proxy previously given. A shareholder, without affecting any vote previously taken, may revoke his or her proxy by giving notice to the Company in writing or at the meeting.

  Any shares held for the account of a shareholder participating in the GenCorp dividend reinvestment program will be voted in accordance with the participant's instructions set forth in the proxy returned to the Bank in respect of the shares which the shareholder holds of record. If a proxy in respect of the shares which the shareholder holds of record is not returned to the Bank, the shareholder's dividend reinvestment program shares will not be voted.

  The Trustees for the Company's savings and profit sharing plans, Mellon Bank N.A. and Royal Trust Corporation of Canada, will each vote any shares held for participants' accounts in accordance with the confidential voting instructions returned by the participants to the Trustees, (CLo) The Bank of New York. If such confidential voting instructions are not returned, the participants' shares will be voted by the Trustees in accordance with the instructions of the Benefits Management Committee for the plans.

  A copy of the Company's 1999 Annual Report, including financial statements, is enclosed in the envelope with this Proxy Statement.

  At the close of business on February 11, 2000, there were outstanding shares of Common Stock and no outstanding shares of Cumulative Preference Stock of the Company. Holders of outstanding shares of Common Stock are entitled to one vote for each full share held on the February 11, 2000 record date.

                      NOMINATION AND ELECTION OF DIRECTORS

  The Company's Code of Regulations provides for a Board of not less than seven nor more than seventeen directors, and authorizes the Board to determine from time to time the number of directors within that range that will constitute the Board by the affirmative vote of a majority of the members then in office. Additionally, the Company's Articles of Incorporation require that the Board of Directors be divided into three classes having staggered three-year terms.

  Pursuant to a Board policy, a director ordinarily would retire at the annual meeting following his or her 70th birthday. In March 1999, the Board decided to waive immediate compliance with its retirement policy for Dr. Robert K. Jaedicke in order to continue to draw upon his experience and expertise. Dr. Jaedicke has agreed to continue as a director as long as his services are required. Additionally, Mr. Irving Gutin and Dr. Sheila Widnall joined the Board in November 1999.

  The Board has set the number of directors currently constituting the Board at seven, and has set the number of directors to be elected at this annual meeting at two. The Board recommends the election of its two nominees named below.

  Abstentions and non-votes are counted as present for purposes of determining whether a quorum is present at the meeting. Directors are elected by a plurality of the votes cast. Votes cast for a nominee will be counted in favor of election. Withheld votes and broker non-votes will not count either in favor of, or against, election of a nominee. It is the intention of the persons named in the accompanying form of proxy, unless authorization to do so is withheld, to vote for the election of the Board's two nominees. Proxies cannot be voted for a greater number of persons than the number of directors set by the Board for election. If, prior to the meeting, a nominee becomes unable to serve as a director for any reason, the proxyholders reserve the right to substitute another person of their choice in such nominee's place and stead. It is not anticipated that any nominee will be unavailable for election.

  The Company has no provision for cumulative voting in the election of directors. Holders of Common Stock are, therefore, entitled to cast one vote for each share held on the February 11, 2000 record date for each nominee for director.

  The information set forth below is given as of December 31, 1999 unless stated otherwise. Each nominee for election and each director continuing in office has had the same principal occupation or employment during the past five years unless otherwise indicated.

NOMINEES FOR ELECTION AT THIS MEETING TO THREE-YEAR TERMS EXPIRING IN MARCH
2003:

JAMES M. OSTERHOFF
Director since 1990

Executive Vice President and Chief Financial Officer of US WEST Inc., Englewood, CO (communications company) from 1991 until retirement in 1995. Previously Vice President, Chief Financial Officer of Digital Equipment Corporation, Maynard, MA (computer systems, software and services company). Director of Financial Security Assurance Holdings Ltd., New York, NY. Chairman of the Audit Committee and Member of the Organization and Compensation Committee of the Board. Age 63.

J. GARY COOPER
Director since 1998

Chairman and Chief Executive Officer of Commonwealth National Bank, Mobile, AL (a commercial bank) since January 1998. United States Ambassador to Jamaica from November 1994 until November 1997. Previously Senior Vice President, David Volkert and Associates (engineering and architectural firm) from 1992 until 1994. Assistant Secretary of the United States Air Force for Manpower, Reserve Affairs, Installations and the Environment from 1989 to 1992. Active and reserve duty, United States Marine Corps until 1996. Major General, United States Marine Corps Reserve. Chairman of the Corporate Governance and Environmental/Government Issues Committee and member of the Audit Committee of the Board. Age 62.

DIRECTORS WHOSE TERMS CONTINUE UNTIL MARCH 2001:

IRVING GUTIN
Director since November 1999

Senior Vice President of Tyco International (U.S.), Ltd., Exeter, NH (Diversified manufacturing holding company) and head of Tyco's Mergers and Acquisitions group since 1979. Member of the Finance and the Organization & Compensation Committees of the Board. Age 67.

ROBERT A. WOLFE
Director since October 1999

Chairman, Chief Executive Officer and President of the Company since October 1, 1999. Vice President of the Company and President of Aerojet - General Corporation (a subsidiary of the Company) from September 1, 1997 until October 1999. Previously Executive Vice President of the Pratt & Whitney Group, a division of United Technologies during 1997; President, Pratt & Whitney Aircraft's Large Commercial Engines business from 1994 until 1997, and Senior Vice President, Pratt & Whitney's Commercial Engine Management for Latin and North America from 1992 to 1994. Member of the Finance Committee of the Board. Age 61.

DIRECTORS WHOSE TERMS CONTINUE UNTIL MARCH 2002:

WILLIAM K. HALL
Director since 1995

Executive Consultant & retired Chairman of Falcon Building Products, Inc., Chicago, IL (manufacturer of building products) since December 31, 1999 (Chairman and Chief Executive Officer from 1997 until December 1999 and (President and Chief Executive Officer from 1994 to 1997). Previously President and Chief Executive Officer of Eagle Industries, Inc., Chicago, IL (diversified manufacturing company) from 1988 until 1997. Director of A. M. Castle & Co., Franklin Park, IL. Chairman of the Organization & Compensation Committee and member of the Audit Committee of the Board. Age 56.

DR. ROBERT K. JAEDICKE
Director since 1990

Professor of Accounting at the Graduate School of Business, Stanford University, Stanford, CA since 1961 (formerly served as Dean of the Graduate School of Business from 1983 until 1990). Director of Boise Cascade Corporation, Boise, ID; Enron Corporation, Houston, TX; and the California Water Services Company, San Jose, CA; Chairman of the Finance Committee and member of the Corporate Governance and Environmental/Government Issues Committee of the Board. Age 70.

DR. SHEILA E. WIDNALL
Director since November 1999

Institute Professor at the Massachusetts Institute of Technology since 1998, and a member and current Vice President of the National Academy of Engineering. Secretary of the United States Air Force from August 1993 until October 1997. Member of the Organization & Compensation Committee and the Corporate Governance and Environmental/Government Issues Committee of the Board. Age 61.

               HOLDINGS OF SHARES OF THE COMPANY'S CAPITAL STOCK

SECURITY OWNERSHIP OF MANAGEMENT

  The following table lists share ownership of the Company's Common Stock by directors and executive officers of the Company as of January 31, 2000. Unless otherwise indicated, share ownership is direct.

                                                                   AMOUNT OF          PERCENT
                     BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP    OF CLASS
----------------------------------------------------------------------------------------------
J. Gary Cooper                                                           868             --
Irving Gutin                                                             250             --
William K. Hall                                                        3,535(1)          --
Robert K. Jaedicke                                                     2,015             --
James M. Osterhoff                                                     4,624(1)          --
Sheila E. Widnall                                                        250             --
Robert A. Wolfe                                                       20,189(2)(3)       --
William R. Phillips                                                   18,338(2)(3)       --
Terry L. Hall                                                         16,513(2)(3)       --
Carl W. Fischer                                                       20,588(2)(3)       --
Samuel W. Harmon                                                      11,975(2)(3)       --
John B. Yasinsky                                                     376,719(2)          --
All directors and executive officers as a group                           --(2)(3)       --%
  (20 persons)

---------------

(1) Shares held indirectly through the William K. Hall trust and the James M. Osterhoff trust, respectively.

(2) Includes shares subject to stock options which may be exercised within 60 days of January 31, 2000 as follows: Mr. Wolfe, 123,027 shares; Mr. Phillips, 83,819 shares; Mr. Hall, 16,579 shares; Mr. Fischer, 116,164 shares; Mr. Harmon, 73,940 shares; Mr. Yasinsky 351,719 shares, and all executive officers as a group, 623,638 shares. Nonemployee directors currently do not hold options under the Company's stock option plans.

(3) Includes the approximate number of shares credited to the individual's account as of January 31, 2000 under the joint GenCorp/OMNOVA Solutions Retirement Savings Plan, and where applicable, under the GenCorp Profit Sharing Retirement and Savings Plan, a savings plan for salaried employees sponsored by the Company prior to September 1989.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Based solely upon a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to the Company during or with respect to 1999 by persons who were, at any time during 1999, directors or officers of the Company or beneficial owners of more that 10% of the outstanding shares of Common Stock, no such person failed to file on a timely basis any report required by such section during 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table lists the only persons believed by the Company to be the beneficial owners of more than five percent of the 41,862,301 shares of the Company's Common Stock outstanding as of December 31, 1999. The dates applicable to the beneficial ownership indicated are set forth in the footnotes below.

                                                                   SHARES         PERCENT
                     BENEFICIAL OWNER                        BENEFICIALLY OWNED   OF CLASS
------------------------------------------------------------------------------------------
GenCorp/OMNOVA Solutions employee savings plans                  5,827,692          13.92%(1)
175 Ghent Road
Fairlawn, OH 44333
FMR Corp.                                                        4,406,173          10.61%(2)
  82 Devonshire Street
  Boston, MA 02109
Mario J. Gabelli/Gabelli Funds Inc.                              5,034,087          12.03%(3)
  One Corporate Center
  Rye, NY 10580
Franklin Resources, Inc.                                         2,567,400           6.13%(4)
  51 John F. Kennedy Parkway
  Short Hills, NJ

---------------

(1) Shares held at December 31, 1999 by the Trustee for the plans, Mellon Bank, included 404,401 shares held for the GenCorp Profit Sharing Retirement and Savings Plan, and 5,423,291 shares held for the GenCorp/OMNOVA Solutions Retirement Savings Plan. Shares are voted by the Trustee in accordance with instructions of the participating employees to whose accounts such shares are allocated, except that shares for which no employee instructions are received and shares held for the plans which have not been allocated to participants' accounts are voted by the Trustee in accordance with instructions of the Benefits Management Committee ("Committee") for the plans. The Committee presently consists of four persons, three of whom are officers of the Company.

(2) FMR reported that it had sole power to vote 252,100 shares, sole dispositive power with respect to 4,406,173 shares and no shared voting or dispositive power in Amendment No. 3 to Schedule 13G dated January 31, 1998 and filed with the Securities and Exchange Commission.

(3) Mario J. Gabelli, through the Gabelli Foundation, Inc., as to 2,625 shares and through and shared with various entities within Gabelli Funds Inc. as to the balance of the shares, has sole investment discretion with respect to all shares, sole voting authority with respect to 5,019,087 shares and no voting authority with respect to 15,000 shares, according to Amendment No. 30 to Schedule 13D dated January 18, 2000 and filed with the Securities and Exchange Commission.

(4) Franklin Mutual Advisers, LLC reports sole voting and dispositive authority for 2,567,400 shares in Schedule 13G dated January 10, 2000 and filed with the Securities and Exchange Commission.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

MEETINGS OF THE BOARD

  The Company's Board of Directors held thirteen meetings during the 1999 fiscal year.

ORGANIZATION & COMPENSATION COMMITTEE

  The Organization & Compensation Committee reviews periodically the organization of the Company and its management, including major changes in the organization of the Company and the responsibility of management as proposed by the Chief Executive Officer; monitors executive development and succession planning, reviews the effectiveness and performance of senior management and makes recommendations to the Board concerning the appointment and removal of officers; periodically reviews the compensation philosophy, policies and practices of the Company and makes recommendations to the Board concerning major changes, as appropriate; annually reviews changes in the Company's employee benefit, savings and retirement plans and reports thereon to the Board; administers the Company's incentive and deferred compensation plans; and approves, and in some cases recommends to the Board of Directors for approval, the compensation of employee-directors, officers, and principal executives of the Company. Seven meetings were held during 1999. Additional information regarding the Organization & Compensation Committee begins on page 17.

AUDIT COMMITTEE

  The Audit Committee reviews and evaluates the scope of the audits to be performed, the adequacy of services performed by, and the fees and compensation of the independent auditors and receives and reviews a report from the independent auditors prior to the publication of the audited financial statements; considers and recommends to the Board of Directors the selection of the independent auditors to examine the consolidated financial statements of the Company for the next year; reviews and evaluates the scope and appropriateness of the Company's internal audit programs and plans and its system of internal control; reviews and evaluates the appropriateness of the Company's accounting principles and practices and financial reporting and receives periodic reports from the Internal Audit and Law Departments on a number of matters, including compliance with the Company's Policy on Legal and Ethical Conduct. Three meetings were held during 1999. Current members of the Audit Committee are:
James M. Osterhoff, Chairman, William K. Hall and J. Gary Cooper.

EXECUTIVE COMMITTEE

  GenCorp's Code of Regulations provides that the directors may appoint an Executive Committee which, during the intervals between meetings of the Board of Directors (unless restricted by resolution of the Board) may exercise, under the control and direction of the Board, all of the powers of the Board of Directors in the management and control of the business of the Company. The Executive Committee held four meetings during 1999. The Board decided in October 1999 that it would dissolve the Executive Committee until the number of directors increased, and that until such time, if required, special meetings of the full Board would be called to act between regularly scheduled Board meetings.

FINANCE COMMITTEE

  The Finance Committee makes recommendations to the Board in regard to planning of the Company with respect to its capital structure and raising of its long-term capital and with regard to dividend action of the Company; reviews the performance and management of the Company's employee benefit funds; and makes recommendations to the Board in regard to contributions to any pension plan, profit sharing, retirement or savings plan of the Company, or any proposed changes in the funding method or interest assumption or in amortization of liabilities in connection with funding any such plan. Five meetings were held during 1999. Current members of the Finance Committee are: Robert K. Jaedicke, Chairman, Irving Gutin and Robert A. Wolfe.

CORPORATE GOVERNANCE AND ENVIRONMENTAL/ GOVERNMENT ISSUES COMMITTEE

  The Board's former Nominating & Corporate Governance Committee and former Government Affairs & Environmental Issues Committee were dissolved in October 1999, and the functions of these former Committees were assumed by the newly created Corporate Governance and Environmental/Government Issues Committee.

  The Committee periodically reviews and makes recommendations to the Board concerning the criteria for selection and retention of directors, the composition of the Board, structure and function of Board committees, retirement policies and compensation and benefits of directors; recommends to the Board qualified candidates to serve as directors of the Company and aids in attracting qualified candidates to the Board; considers and makes recommendations to the Board concerning director nominations submitted by shareholders. To be considered for election at an Annual Meeting, shareholder nominations must be accompanied by the written consent of each such nominee and must be mailed to the Corporate Governance and Environmental/Government Issues Committee, P.O. Box 537012, Sacramento, California 95853-7012, Attention: Secretary, and received by the Secretary no later than the December 1 immediately preceding the date of the annual meeting at which the nominee is to be considered for election.

  The Committee also periodically reviews and advises the Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments which may significantly affect the Company; reviews and advises the Board regarding adoption or amendment of major company policies and programs relating to matters of public policy; monitors the proposed adoption or amendment of significant environmental legislation and regulations and advises the Board regarding the impact such proposals may have upon the Company and, where appropriate, the nature of the Company's response thereto; periodically reviews and advises the Board regarding the status of the Company's various compliance programs and the adequacy of such programs, including the status of its environmental policies and performance under its environmental compliance programs; and periodically reviews and reports to the Board regarding the status of, and estimated liabilities for, environmental remediation. Four meetings of the former Nominating and Corporate Governance Committee were held during 1999, and two meetings of the former Government Affairs and Environmental Issues Committee were held during 1999. Current members of the Corporate Governance and Environmental/Government Issues Committee are: J. Gary Cooper, Chairman, Robert
K. Jaedicke, and Sheila E. Widnall. The newly created Committee did not meet in fiscal 1999.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                                            --------------------------------     -----------------------------------------
                                                                                         AWARDS                PAYOUTS
                                                                                 -----------------------   ---------------
                                                                                              SECURITIES
                                                                                 RESTRICTED   UNDERLYING
                                                                OTHER ANNUAL       STOCK       OPTIONS/         LTIP
                                            SALARY     BONUS    COMPENSATION       AWARDS      SARS(9)         PAYOUTS
NAME AND CURRENT PRINCIPAL POSITION  YEAR     ($)       ($)         ($)             ($)          (#)       ($)(10)(11)(12)
-----------------------------------  ----   -------   -------   ------------     ----------   ----------   ---------------
Robert A. Wolfe(1)                   1999   385,599   350,000(2)         --             --       30,000         362,810
 Chairman, Chief Executive Officer   1998   331,000   317,000(3)     18,127(6)          --       22,500              --
   and
 President since October 1, 1999     1997    81,250   150,000(4)      7,051(6)     336,712(7)    75,000              --
William R. Phillips                  1999   268,167   210,000(2)     10,000(5)                   24,000         267,994
 Senior Vice President, Law;         1998   257,000   220,000(3)     14,244(5)(6)        --      17,500          91,226
 General Counsel and Secretary       1997   245,000   250,000(4)     18,263(5)          --       20,000              --
Terry L. Hall                        1999   202,690   282,500(2)     41,878(6)          --(8)    35,000              --
 Senior Vice President &             1998        --        --           --              --           --              --
 Chief Financial Officer             1997        --        --           --              --           --              --
Carl W. Fischer                      1999   237,018   185,000(2)     10,000(5)          --       14,000         256,048
 Vice President, and President,      1998   208,817   196,500       10,000(5)           --       10,000         101,811
 Aerojet-General Corporation         1997   194,500   174,900       10,000(5)           --       15,000         103,322
Samuel W. Harmon                     1999   228,500   175,000(2)         --             --       15,000         187,742
 Senior Vice President,              1998   219,167   188,000(3)         --             --       10,000          75,206
 Administration                      1997   208,333   202,000(4)         --             --       15,000         108,803
John B. Yasinsky(1)                  1999   725,000   675,000(2)     16,000(5)          --      110,000       1,226,970
 Former Chairman, Chief Executive    1998   695,833   800,000(3)     16,000(5)          --       85,000         420,000(10)
 Officer and President until         1997   666,667   850,000(4)     16,000(5)          --      100,000         698,200(11)
 October 1, 1999


                                      ALL OTHER
                                     COMPENSATION
NAME AND CURRENT PRINCIPAL POSITION  ($)(13)(14)
-----------------------------------  ------------
Robert A. Wolfe(1)                      30,964
 Chairman, Chief Executive Officer      21,636
   and
 President since October 1, 1999         3,498
William R. Phillips                    198,466
 Senior Vice President, Law;            27,864
 General Counsel and Secretary          20,512
Terry L. Hall                            6,438
 Senior Vice President &                    --
 Chief Financial Officer                    --
Carl W. Fischer                        194,559
 Vice President, and President,         17,110
 Aerojet-General Corporation            15,768
Samuel W. Harmon                        18,742
 Senior Vice President,                 18,952
 Administration                         14,313
John B. Yasinsky(1)                     63,150
 Former Chairman, Chief Executive       69,563
 Officer and President until            54,466
 October 1, 1999

---------------

   (1)  Mr. Wolfe became an employee of GenCorp in 1997 as a Vice
        President of GenCorp and President of Aerojet-General
        Corporation. Mr. Yasinsky served as Chairman, Chief
        Executive Officer and President of GenCorp until GenCorp's
        Spin-Off of OMNOVA Solutions Inc. on October 1, 1999. After that date, Mr. Wolfe was elected Chairman, Chief Executive
        Officer and President. Amounts shown for Mr. Yasinsky for fiscal 1999 represent compensation paid by the Company for service prior to the spin-off.

   (2) An explanation of the manner in which 1999 Incentive Bonus amounts were determined for officers other than Mr. Hall is set forth under the caption CEO Compensation on page 21. Mr.
        Hall's total bonus amount includes a year end bonus payment of $232,500 and a one-time sign-on bonus of $50,000 pursuant to Mr. Hall's May 6, 1999 employment agreement.

   (3) Elected officers of GenCorp received 20% of their net 1998 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 29, 1999 as reported on the NYSE) as follows: Mr. Wolfe, 2,712 shares; Mr. Phillips,
        1,119 shares; Mr. Harmon, 940 shares; and Mr. Yasinsky,
        4,163 shares.

   (4) Elected officers of GenCorp received 20% of their net 1997 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 30, 1998 as reported on the NYSE) as follows: Mr. Wolfe, 683 shares; Mr. Phillips,
        1,206 shares; Mr. Harmon, 957 shares; and Mr. Yasinsky,
        4,179 shares.

   (5)  Cash allowances in lieu of a company provided automobile.
        Perquisites and other personal benefits provided to the named GenCorp officers during 1999, 1998 and 1997 did not exceed disclosure thresholds established by the Securities and Exchange Commission.

   (6) Reimbursement for taxes payable in connection with relocation.

      (7)  Represents 12,300 shares granted September 2, 1997 at a market price of $27.375 subject to restrictions in Mr.
           Wolfe's employment agreement described under " -- Employment Contracts and Termination of Employment and Change in
           Control Arrangements." The market value of these shares at November 30, 1999 was $134,531. Dividends on these shares are paid during the restricted period.

      (8)  Represents 15,000 shares granted May 1, 1999 at a market price of $23.125 subject to restrictions in Mr. Hall's employment agreement described on page 16. Dividends on these shares are paid during the restricted period. The market value of these shares on November 30, 1999 was $164,062.

      (9)  Shares of GenCorp common stock underlying options granted pursuant to the GenCorp Inc. 1997 and 1993 Stock Option
           Plans.

     (10)  Long Term Incentive Plan amounts reported for 1999 were paid in cash and include payment for the entire 1997-1999 performance period and pro rata payments for the partially completed 1998-2000 and 1999-2001 performance periods.
           Liability for amounts paid to Mr. Yasinsky was assumed by OMNOVA Solutions Inc. Information regarding calculation of Long Term Incentive Plan payment amounts is set forth in footnote 4 on page 13.

     (11)  Amounts paid for the 1996-1998 performance period under GenCorp's Long-Term Incentive Program. The net amount, after tax withholding, was paid in shares of GenCorp common stock based upon the January 29, 1999 closing price on the NYSE. Messrs. Wolfe and Miotke did not participate during the 1996-1998 performance period.

     (12)  Amounts paid for the 1995-1997 performance period under GenCorp's Long-Term Incentive Program. The net amount, after tax withholding, was paid in shares of GenCorp common stock based upon the January 30, 1998 closing price on the NYSE. Messrs. Wolfe and Miotke did not participate during the 1995-1997 performance period.

     (13)  Represents the value of GenCorp shares distributed in 1999 and amounts accrued as dividend and interest earnings attributable to prior years' awards under GenCorp's Stock Incentive Compensation Plan. Dividends declared on common stock, while held in the trust fund were credited to the executive's account in the trust fund as an additional number of shares determined by dividing the aggregate amount of the dividend by the market value of common stock on the dividend date. The Plan was terminated and the shares distributed in September 1999 and valued based upon the market value of GenCorp common stock on the payment date. The September 1999 Plan distribution for Mr. Phillips was
           8,824 shares valued at $176,499 and for Mr. Fischer, 8,773 shares valued at $175,478, each based upon the market price of GenCorp common stock on the distribution date. Messrs. Wolfe, Hall, Harmon, and Yasinsky did not participate in this plan.

     (14)  Company contributions to the executive's account in the Savings Plan and, where applicable, the amount credited to the executive's account in GenCorp's Benefits Restoration Plan, a nonfunded plan which restores to the individual's account amounts otherwise excluded due to limitations imposed by the Internal Revenue Code on contributions and includable compensation under qualified plans. Amounts credited during 1999 were: Mr. Wolfe $30,964; Mr. Phillips
           $21,968; Mr. Hall $6,438; Mr. Fischer $19,081; Mr. Harmon $18,743 and Mr. Yasinsky $63,150.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF
                                                                                                   STOCK PRICE
                                                                                                  APPRECIATION
                                                                                                 FOR OPTION TERM
                           INDIVIDUAL GRANTS                                                    (TEN YEARS)(3)(4)
----------------------------------------------------------------------------------------------------------------------
                      NUMBER OF       PERCENT OF
                      SECURITIES        TOTAL
                      UNDERLYING     OPTIONS/SARS
                     OPTIONS/SARS     GRANTED TO     EXERCISE OR
                       GRANTED        EMPLOYEES       BASE PRICE    EXPIRATION
       NAME             (#)(1)      IN FISCAL YEAR   ($/SHARE)(2)      DATE       0%($)       5%($)         10%($)
----------------------------------------------------------------------------------------------------------------------
Robert A.
Wolfe(5)...........     30,000            3.11%         17.8125     3-30-2009      -0-         336,066         851,656
William R.
  Phillips(6)......     24,000            2.49%         17.8125     3-30-2009      -0-         268,852         681,325
Terry L. Hall(7)...     35,000            3.63%         23.1250      5-1-2009      -0-         509,012       1,289,935
Carl W.
  Fischer(8).......     14,000            1.45%         17.8125     3-30-2009      -0-         156,831         397,440
Samuel W.
  Harmon(9)........     15,000            1.55%         17.8125     3-30-2009      -0-         168,033         425,828
John B.
  Yasinsky(10).....    110,000           11.39%         17.8125     3-30-2009      -0-       1,232,240       3,122,739
All
 Shareholders(11)..        N/A             N/A              N/A           N/A      -0-     468,949,262   1,188,409,504

---------------

 (1)     Non-qualified stock options granted pursuant to the GenCorp
         Inc. 1997 Stock Option Plan for the number of shares of GenCorp common stock indicated. No stock appreciation rights were granted in 1999. Options become exercisable in 25% increments on September 27, 1999, March 30, 2000, 2001 and
         2002, respectively.

 (2) Exercise price equals the closing market price of GenCorp common stock on the date of grant on the NYSE.

 (3) The 0%, 5% and 10% appreciation over 10 years' option valuation methods assumes a stock price of $17.8125, $29.0147 and $46.2010, respectively, at March 30, 2009, except for Mr. Hall, where the valuation assumes a stock price of $23.1250, $37.6682 and $59.9800, respectively, at
         May 1, 2009.

 (4) The potential realizable values are shown in the table in conformity with Securities and Exchange Commission regulations, and are not intended to forecast possible future appreciation. The Company is not aware of any formula which will predict with reasonable accuracy the future appreciation of equity securities. No benefit can be realized by optionees without an appreciation in stock price, which will benefit all shareholders commensurately.

 (5) At the time of the Spin-off these options were converted into 9,810 exercisable GenCorp options at an exercise price of $9.40; 4,905 exercisable OMNOVA options at an exercise price of $8.41; and 42,632 unexercisable GenCorp options at an exercise price of $9.40.

 (6) At the time of the Spin-off these options were converted into 6,000 exercisable GenCorp options at an exercise price of $9.40; 6,000 exercisable OMNOVA options at an exercise price of $8.41; and 34,105 unexercisable GenCorp options at an exercise price of $9.40.

 (7) At the time of the Spin-off these options were converted into 0 exercisable GenCorp options; 0 exercisable OMNOVA options and 66,316 unexercisable GenCorp options at an exercise price of $12.20.

 (8) At the time of the Spin-off these options were converted into 3,500 exercisable GenCorp options at an exercise price of $9.40; 3,500 exercisable OMNOVA options at an exercise price of $8.41 and 19,895 unexercisable GenCorp options at an exercise price of $9.40.

 (9) At the time of the Spin-off these options were converted into 3,750 exercisable GenCorp options at an exercise price of $9.40; 3,750 exercisable OMNOVA options at an exercise price of $8.41 and 21,316 unexercisable GenCorp options at an exercise price of $9.40.

 (10) At the time of the Spin-off these options were converted into 37,370 exercisable OMNOVA options at an exercise of $8.41; 18,685 exercisable GenCorp options at an exercise price of $9.40; and 174,706 unexercisable OMNOVA options at an exercise price of $8.41.

 (11) Based upon 41,862,301 shares of GenCorp common stock outstanding on November 30, 1999 beginning with an exercise price of $17.8125.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                     NUMBER OF SECURITIES
                                                    UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                        SHARES                    OPTIONS/SARS AT FISCAL YEAR       MONEY OPTIONS/SARS AT
                       ACQUIRED                          END(#)(1)(2)              FISCAL YEAR END ($)(2)
                          ON           VALUE      ---------------------------   -----------------------------
        NAME          EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------
Robert A. Wolfe......        0              0        98,173         94,474       $   15,073       $ 65,504
William R.
  Phillips...........        0              0        54,700         60,158          109,508         61,020
Terry L. Hall........        0              0        16,579         49,737            --0--          --0--
Carl W. Fischer......        0              0        97,697         55,422          265,106         79,270
Samuel W. Harmon.....        0              0        55,000         37,895          200,232         39,215
John B. Yasinsky.....        0              0       351,719          --0--          996,065          --0--

---------------

(1) No SARs have been issued under the Plan.

(2) In addition, at fiscal year end, the above executive officers held OMNOVA options as follows: Mr. Wolfe, 49,087 shares; Mr. Phillips, 54,700 shares;
    Mr. Hall, --0-- ; Mr. Fischer, 78,750 shares; Mr. Harmon,        shares. Mr.
    Yasinsky held options for 1,074,025 shares. The exercise price of OMNOVA these options is $8.41. At November 30, 1999, the market price of OMNOVA Common Stock was $6.25.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                            ESTIMATED FUTURE PAYOUTS UNDER NON-
                                                         PERFORMANCE OR         STOCK PRICE-BASED PLANS(3)
                                      NUMBER OF        OTHER PERIOD UNTIL   -----------------------------------
                                  SHARES, UNITS OR       MATURATION OR      THRESHOLD      TARGET      MAXIMUM
             NAME                   OTHER RIGHTS             PAYOUT            ($)          ($)          ($)
---------------------------------------------------------------------------------------------------------------
Robert A. Wolfe (4)............            (1)              3 Years           110,340      220,680     441,360
William R. Phillips (4)........            (1)              3 Years            47,817       95,634     191,268
Terry L. Hall (4)..............            (2)                   --                --           --          --
Carl W. Fischer (4)............            (1)              3 Years            42,202       84,404     168,808
Samuel W. Harmon (4)...........            (1)              3 Years            40,350       80,700     161,400
John B. Yasinsky (4)...........            (1)              3 Years           210,000      420,000     840,000

---------------

(1) Indicates awards under the GenCorp Inc. Long-Term Incentive Program pursuant to which key employees designated by the Organization & Compensation Committee of the GenCorp Board could receive incentive payments equal to specified percentages of average annual compensation (salary and bonus paid under GenCorp's Executive Incentive Compensation Program) upon attainment of specified threshold, target or maximum levels of financial performance over a three-year performance period. At its January 1999 meeting the Board designated for the 1999-2001 performance period, threshold, target and maximum performance goals for corporate officers as percentages of corporate return on assets employed and earnings per share growth, and for business unit presidents, designated percentages of corporate and business unit return on assets employed and operating profit growth for their respective business units. On October 1, 1999, the Plan was terminated and a pro rata amount for the partially completed 1999-2001 performance period was paid to participants following the spin-off of OMNOVA Solutions Inc. Further information is set forth in footnote 4 on page 13.

(2) Mr. Hall did not participate in the Program during the 1999-2001 performance period.

(3) Percentages of average annual compensation (determined for the three-year performance period) payable to participants upon attainment of performance goals for the 1999-2001 performance period were as follows:

                                       THRESHOLD      TARGET      MAXIMUM
                                       ---------      ------      -------
Chairman, CEO and President..........     15%           30%         60%
GenCorp Senior Vice Presidents/Other
  Corporate Officers.................     10%           20%         40%

    For purposes of the table above, estimated future payouts for the completed full 1999-2001 performance period were calculated on the basis of the participant's 1999 fiscal year salary and bonus shown in the Summary Compensation Table above.

(4) In September 1999, in anticipation of the spin-off of OMNOVA Solutions Inc., the Board approved payouts for the 1997-1999, 1998-2000 and 1999-2001 performance periods determined as follows. Performance awards for the three-year performance period ending November 30, 1999 would be determined based upon (1) actual performance up to the date of the spin-off and (2) budgeted performance, for the remainder of the period, according to GenCorp's annual operating plan. Pro rata performance awards would be determined and paid for the performance periods ending November 30, 2000 and November 30, 2001 based upon (1) actual performance up to the date of the spin-off, and (2) budgeted performance, for the remainder of the fiscal year ending November 30, 1999, according to GenCorp's annual operating plan.

    Actual amounts paid were as follows:

                               PAYMENT IN NOVEMBER 1999
                            FOR  1/3 OF 1999-2001 AND  2/3    PAYMENT IN JANUARY 2000
                               OF 1998-2000 PERFORMANCE       FOR THE FULL 1997-1999
                                       PERIODS                  PERFORMANCE PERIOD
                            ------------------------------    -----------------------
Robert A. Wolfe                       $  197,610                     $165,200
William R. Phillips                      267,994                      141,900
Terry L. Hall                                 --
Carl W. Fischer                          126,348                      129,700
Samuel W. Harmon                         227,396                      119,900
John B. Yasinsky                       1,226,970                      651,244

    Amounts shown for Mr. Yasinsky were paid by OMNOVA Solutions Inc.

                                PENSION BENEFITS

  GenCorp's salaried pension plans include several formulas for the determination of benefits, and require that the formula providing the highest benefit be utilized to determine an individual employee's actual benefit. Benefits for Messrs. Phillips, Hall, Fischer and Harmon have been determined pursuant to the formula which utilizes five-year average compensation for years of service prior to December 2000 and a career average formula for service from December 1, 2000 to normal retirement. Mr. Wolfe's benefit has been determined pursuant to the plan's career average formula. Mr. Yasinsky's benefit has been determined according to footnote 2 on page 14. Estimated benefits are shown below because the required calculations do not lend themselves to a typical pension plan table where benefits can be determined by the reader solely upon the basis of years of service and final compensation.

                                                  APPROXIMATE
                                               YEARS OF CREDITED         ESTIMATED
                                                  SERVICE AT          ANNUAL BENEFITS
                                                    NORMAL               PAYABLE AT
                   NAME                           RETIREMENT        NORMAL RETIREMENT(1)
                   ----                        -----------------    --------------------
Robert A. Wolfe                                        6                  $ 76,965
William R. Phillips                                   18                   135,363
Terry L. Hall                                         20                   118,993
Carl W. Fischer                                       40                   195,695
Samuel W. Harmon                                      20                   152,878
John B. Yasinsky(2)                                   41                   871,194

---------------

(1) Retirement benefits shown in the table for Messrs. Phillips and Harmon were calculated pursuant to the terms of the Pension Plan for Salaried Employees of GenCorp Inc. Retirement benefits for Messrs. Fischer and Miotke were calculated pursuant to the Aerojet-General Corporation Consolidated Pension Plan. There is no offset for Social Security payments. Retirement benefits for Mr. Wolfe were calculated pursuant to the Aerojet-General Corporation Consolidated Pension Plan for the period ending September 30, 1999, and under the Pension Plan for Salaried Employees of GenCorp Inc. for the period thereafter.

    The benefits shown are estimated and have not been adjusted for any survivor option. Each estimated benefit is based upon the assumption that the executive will remain an employee until age 65 at a rate of compensation equivalent to that in effect on December 1, 1999 and that the pension plan under which the estimated benefit is calculated will remain unchanged.

    Benefits for Messrs. Phillips, Hall, Fisher and Harmon have been determined by a formula which provides for a benefit (A) for years of service prior to December 1, 2000 of (1) 1.125% of five-year average compensation up to the average Social Security wage base ("ASSWB") plus 1.5% of average compensation in excess of the ASSWB multiplied by the total of such years of service up to 35 years and (2) 1.5% of average compensation multiplied by the total years of service in excess of 35 years, and (B) for each year of service after December 1, 2000 (1) prior to attainment of 35 years of service, 1.625% of annual compensation up to the ASSWB plus 2.0% of annual compensation in excess of the ASSWB, and (2) after attainment of 35 years of service, 2.0% of annual compensation. The benefit for Mr. Wolfe has been determined pursuant to the same formula described in part (B) above.

    The benefits shown in the table have not been reduced to reflect either (1) the limitation on includable compensation or the overall benefit limitation imposed on pension plans qualified under Section 401(a) of the Code, or (2) a plan's own exclusions from includable compensation, since the amount of any of these reductions will be restored to the individual pursuant to the terms of the GenCorp Benefits Restoration Plan, a nonfunded plan with benefits payable out of the general assets of GenCorp.

(2) Obligations related to Mr. Yasinsky's retirement benefits have been assumed by OMNOVA Solutions Inc. Although Mr. Yasinsky is no longer covered by the GenCorp Salaried Pension Plan or Benefit Restoration Plan and GenCorp has no liability for his future retirement benefits, estimated benefit information is included in the foregoing table solely to satisfy

    Securities and Exchange Commission disclosure requirements. The benefit shown for Mr. Yasinsky is the product of (i) total years of service (including 30 years credited upon Mr. Yasinsky's original employment by GenCorp, plus additional years accrued as an employee until age 65), (ii) 1.47%, and (iii) the average of his five highest years of compensation (salary and incentive bonus only) during the ten years preceding retirement.

                            ------------------------

COMPENSATION OF DIRECTORS

  Each nonemployee director receives a retainer of $24,000 per year and an attendance fee of $1,000 for each Board and Committee meeting attended. Nonemployee directors who serve as Chairman of a Committee of the Board receive an annual fee of $2,000 in consideration of such service.

  Nonemployee directors annually may elect to defer all or a percentage of their retainer, any committee Chairman's fee and meeting attendance fees pursuant to a deferred compensation plan for nonemployee directors. The plan is unfunded, and deferred amounts are credited, at the election of the director, with phantom shares in a GenCorp stock fund, an S&P 500 index fund, or a cash deposit program. Deferred amounts and earnings are payable after termination of GenCorp Board service in either a lump sum or installments as elected by the director.

  In March 1999 each nonemployee director received 250 restricted shares of GenCorp Common Stock pursuant to the terms of a Restricted Stock Agreement between the director and the Company. The restricted shares will vest March 31, 2001. Dividends on restricted shares are automatically reinvested through the Company's dividend reinvestment program (unless a director opts out). All shares may be voted, but ownership may not be transferred until service on the Board terminates. Unvested shares will be forfeited in the event of a voluntary resignation or refusal to stand for reelection, but vesting will be accelerated in the event of death, disability or retirement pursuant to the Company's Retirement Plan for Nonemployee Directors described below or upon the occurrence of a change in control or announcement of a tender or exchange offer which would result in a person holding beneficial ownership of 30% or more of the outstanding GenCorp common stock.

  Nonemployee directors of GenCorp are eligible for stock option grants and restricted stock awards under the GenCorp 1999 Equity and Performance Incentive Plan. No such option awards were granted during fiscal 1999.

  Each nonemployee director who terminates his or her service on the Board after at least sixty months of service will receive an annual retirement benefit equal to the retainer in effect on the date such director's service terminates, payable in monthly installments, until the number of monthly payments made equals the lesser of (a) the individual's months of service as a director, or
(b) 120 monthly payments. In the event of death prior to payment of the applicable number of installments, the aggregate amount of unpaid monthly installments will be paid, in a lump sum, to the retired director's surviving spouse or other designated beneficiary, if any, or to the retired director's estate.

  Under the Board's retirement policy, a director's term of office normally expires at the annual meeting following his or her seventieth birthday regardless of the term of the class for which such director was last elected. Under special circumstances, however, the Board may waive immediate compliance and request that a director postpone his or her retirement until a subsequent date.

  Directors who are also employees of the Company are not compensated separately for serving on the Board and are not paid a retainer or additional compensation for attendance at Board or committee meetings.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  Mr. Robert A. Wolfe's July 28, 1997 employment agreement provided an initial base salary of $325,000 per annum and a guaranteed 1997 incentive bonus equal to 50% of the bonus amount to which he would have been entitled if he had been employed by Aerojet during the entire 1997 fiscal year. Upon his employment date, Mr. Wolfe received an option to purchase 75,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date, and 12,300 restricted shares of GenCorp common stock. During a three-year restriction period, Mr. Wolfe has full dividend and voting rights, but he will forfeit 100% of the restricted shares if his employment at GenCorp terminates within three years of his employment date other than due to death, disability or change-in-control. If Mr. Wolfe's employment terminates due to a change-in-control of GenCorp within five years of his employment date, GenCorp will pay to him the accrued pension benefits in which he failed to vest pursuant to the terms of the Aerojet Consolidated Pension Plan and GenCorp Benefits Restoration Plan; if his employment terminates for any reason after three years from his employment date, GenCorp will guarantee a minimum annual retirement income of $57,239.

  Mr. Terry Hall's May 6, 1999 employment agreement provided an initial base salary of $310,000 per annum, a $50,000 one-time sign-on bonus, and a guaranteed 1999 incentive bonus equal to 75% of his starting base salary, or $232,500. Upon his employment date, Mr. Hall received an option to purchase 35,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date, and 15,000 restricted shares of GenCorp common stock. During a three-year restriction period, Mr. Hall has full dividend and voting rights, but he will forfeit 100%, 66 2/3% and 33 1/3% respectively, of the restricted shares if his employment at GenCorp terminates within one year, two years or three years, respectively, of his employment date, other than due to death, disability or change-in-control of Aerojet.

  During 1997 the Board of Directors authorized GenCorp to enter into amended and restated severance agreements with ten existing elected officers. The severance agreements provide for a severance payment in an amount equal to the officer's base salary plus bonus (as defined in the agreement) multiplied by a factor of 3 in the case of the GenCorp Chief Executive Officer or a GenCorp Senior Vice President, or by a factor of 2 for other covered officers, if within three years after a change-in-control (as such term is defined in the agreements), the officer's employment is terminated (1) by GenCorp for any reason other than death, disability or cause, or (2) by the officer following the occurrence of one or more adverse events enumerated in the agreement. The agreements provide for payment of performance awards under the Long-Term Incentive Program, continuation of health and life benefits for 24 or 36 months, as appropriate, vesting of accrued retirement benefits, payment of the amount required to cover excise taxes, if any, financial counseling, outplacement, and accounting fees and costs of legal representation if required to enforce the agreement. The severance agreements renew annually unless terminated pursuant to their provisions. Following the spin-off of OMNOVA, Mr. Wolfe received a severance agreement as Chairman, CEO and President which provides for a severance payment equal to salary plus bonus multiplied by a factor of 3, and severance agreements were entered into with the newly appointed executive officers. All named executive officers are covered by a severance agreement.

  In anticipation of the October 1, 1999 spin-off of OMNOVA Solutions Inc. from GenCorp, GenCorp adopted the 1999 Key Employee Retention Plan which provides for payment of up to two annual cash retention payments to eligible employees who satisfactorily continue their employment with GenCorp or OMNOVA Solutions, attain specific performance objectives (including completion of the spin-off) and meet all plan requirements. Fourteen key employees received Key Employee Retention Letter Agreements pursuant to the plan, providing for individual total retention payments ranging from $75,000 to $800,000. Pursuant to the plan, the following payments may be made to the executive officers at the end of the first and second years, respectively: Mr. Wolfe, $200,000 and $200,000; Mr. Phillips, $175,000 and $175,000; Mr. Harmon, $100,000 and $50,000; Mr. Miotke, $75,000 and
$75,000; Mr. Fischer, $75,000 and $75,000; and Mr. Yasinsky, $200,000 and
$600,000. Obligations for payments to Mr. Yasinsky have been assumed by OMNOVA Solutions Inc.

  During 1999 GenCorp adopted a transfer policy for certain key employees of GenCorp who will remain employees of GenCorp after the spin-off of OMNOVA Solutions Inc. Transfer agreements provide (1) that the employee's salary and bonus opportunity will not be reduced, (2) for continued eligibility to participate in any long-term incentive plan which GenCorp may adopt, (3) for a home equity buyout of the employee's current residence, (4) for a relocation payment, equal to two times the employee's monthly salary (grossed-up for tax liability) related to the relocation of GenCorp's executive offices from Ohio to California, and (5) for Enhanced Involuntary Separation Pay if the employee is terminated without cause within two years of the spin-off. Various key employees, including Messrs. Phillips and Harmon, received transfer agreements.

  Mr. Yasinsky's employment agreement, which has been assumed by OMNOVA Solutions, Inc., provides that if the directors remove him from the position of Chairman and CEO prior to age 65 for any reason other than for "cause" as defined in his October 18, 1993 employment agreement, Mr. Yasinsky may elect to terminate his employment and receive (a) a termination payment equal to two times the sum of (i) his annual base salary at the time of termination and (ii) his incentive bonus for the last completed fiscal year preceding termination, and (b) a supplemental pension determined as described in footnote (2) on page
14. The agreement also provides that Mr. Yasinsky will participate in the GenCorp Pension Plan, (now replaced by the OMNOVA Solutions Pension Plan for Mr. Yasinsky) and that his supplemental pension will be offset by the amount of any pension payment made from his employer's pension plan and any pension payment received from his former employer. In the event of death prior to electing a payment option, the supplemental pension will be paid to Mr. Yasinsky's surviving spouse for her life, calculated as if he had attained age 62, retired, and elected a joint and 100% survivor annuity. In the event of disability prior to age 62, the Company will pay Mr. Yasinsky an amount equal to 60% of his base monthly salary (offset for payments received under Social Security) until eligible for supplemental pension benefits at age 62.

ORGANIZATION & COMPENSATION COMMITTEE FUNCTION

  The Organization & Compensation Committee ("Committee") advises and recommends to the Board of Directors the total compensation of the Chairman of the Board, Chief Executive Officer and President. In addition, the Committee, with the counsel of the Chief Executive Officer, considers and establishes base pay and incentive bonuses for the executive officers of the Company elected by the Board (other than those named above). The base pay and incentive bonuses of the principal executives of the consolidated Company are subject to ratification by the Committee.

  The Committee also administers the Company's long-term incentive and deferred com-pensation plans and makes recommendations to the directors concerning such plans. Further information regarding the functions of the Organization & Compensation Committee appears on page 6.

ORGANIZATION & COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Committee is composed entirely of nonemployee directors. Current Committee members are William K. Hall, Committee Chairman, James M. Osterhoff, Irving Gutin and Sheila E. Widnall. All nonemployee directors participate in decisions regarding the compensation of the Chairman and Chief Executive Officer. Therefore, J. Gary Cooper and Robert K. Jaedicke (as well as former GenCorp directors) also participated in decisions regarding Mr. Wolfe's and Mr. Yasinsky's 1999 compensation.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

  The Committee desires to provide an executive compensation program which allows for the effective recruitment, retention and motivation of highly qualified individuals who are key to the Company's current and future success. The Committee believes the Company's executive compensation program is designed to: create and reinforce a strategic alignment among the vision, goals and priorities of the Company; promote the interests of GenCorp's shareholders; respond to, and differentiate, both individual responsibilities and performance; properly balance the focus on both short and long-term Company performance; allow the Company to respond to changes for similar positions in the competitive marketplace; and prudently administer the fiscal resources of the organization. In the application of this philosophy, the Committee recognizes the need to attract and retain individuals who, by their actions, will add to shareholder value.

  In order to strengthen the alignment between the interests of shareholders and the interests of senior executives of the Company, in 1997 the Committee approved share ownership guidelines which apply to the Company's elected officers and took effect beginning in 1998. Under these guidelines, each elected officer is expected to own shares of GenCorp Common Stock equal in aggregate market value to a designated multiple of the officer's annual salary. These ownership levels should be attained within five years from the effective date of the program, and anyone who becomes an elected officer after 1998 will be expected to comply with the ownership guidelines within five years from his or her election. Shares beneficially owned through any GenCorp compensation or benefit plan will be included in an officer's aggregate ownership, but unexercised stock options will not count toward fulfillment of the guidelines.

EXECUTIVE COMPENSATION STRUCTURE

  During 1999, executive compensation at GenCorp consisted of four components -- base pay, an annual incentive bonus, stock options and, until October 1999, an opportunity to participate in the GenCorp Inc. Long-Term Incentive Program. Each of these components is intended to meet a different objective. They are combined to focus the individual executive on high levels of sustained performance directed at key organizational objectives. A degree of risk/reward potential has been built into the compensation program to provide adequate motivation to achieve superior results.

  Compensation levels for executives vary depending on the scope of their individual responsibilities, as well as on the degree of individual performance and achievement.

ANNUAL COMPENSATION

  Annual compensation consists of two components: base pay and incentive bonus. Each year the Committee reviews historical information and analyses of current executive compensation trends and practices. Information for these analyses is derived from several national executive compensation surveys.

  The data selected from these surveys is representative of organizations which are similar to the Company in sales volume and business focus. The 50th percentile of compensation survey data is used as a reference point in combination with actual performance, in establishing competitive compensation levels within the Company.

BASE PAY

  The level of base pay for the reported executives is established relative to the 50th percentile of competitive pay levels for comparable positions at similar organizations. Each executive position is reviewed against this standard, with consideration given to performance and experience. These factors are incorporated into a determination regarding the level at which to set, and the amount by which to change, any executive's base pay. No specific weighting is applied to these factors. Rather, the collective judgment of the Committee members is utilized in establishing the appropriate level of base pay for the following year.

ANNUAL INCENTIVE BONUSES

  Since fiscal 1995, incentive bonuses have been determined pursuant to the Company's Executive Incentive Compensation Program which was approved by the Committee at its January 1995 meeting.

  The primary purpose of this pay-for-performance program is to reward executives for achievement of specific objectives in three primary areas of responsibility: financial performance, continuous improvement (operational objectives applicable to the Company's business units) and special objectives (specific to the individual). Incentive bonus amounts are intended to vary in a consistent and predictable manner with the financial and operational performance of the Company and its various business units, as well as with the performance of the individual executive.

  Executives in positions which have significant scope, authority and impact on the Company's performance may be considered for participation. The named executive officers all participate in the program.

  Annually, financial performance objectives for the consolidated Company and each business unit are derived from stretch target goals established in the annual operating plan (AOP). Continuous improvement objectives for the business units are derived from the AOP, and are based upon a comparison to the results of the prior year.

  Special objectives are activities that should be accomplished during the year to achieve results which may be outside of the direct measurements associated with financial performance and continuous improvement, yet are of significant value to overall Company performance. Typically special objectives relate to projects which will impact other measures or strategic actions that will benefit the Company over an extended period of time. Two or more individuals may share a special objective where mutual effort is required for its accomplishment.

  Each participating executive has a maximum incentive opportunity expressed as a percentage of annual base pay. The level of this incentive opportunity has been set after a review of prevailing incentive opportunities for similar executive positions at similar organizations. These opportunities vary depending on the anticipated level of potential contribution for a particular position.

  The three performance categories, financial performance, continuous improvement, and special objectives, are taken into account, as appropriate, in determining an incentive bonus award. The three performance categories are weighted in importance, and total 100% of the incentive opportunity. This weighting may be adjusted in any year to allow management flexibility in focusing the executive on critical achievement areas.

  At the end of each fiscal year, management evaluates each executive for each of the applicable performance categories, and recommends to the Committee a bonus commensurate with the performance achieved. The financial performance category yields no bonus if the threshold level of return on assets employed
(ROAE) for the fiscal year has not been achieved. For continuous improvement in operations, no credit is given for any item which has results that show no improvement from the prior year's performance.

  These performance evaluations, with appropriate discretionary adjustments, form the basis for management's recommendations to the Committee. Incentive bonuses are generally paid in cash. However, the Company's elected officers received 20% of their incentive payments attributable to the 1997 and 1998 fiscal years in shares of GenCorp Common Stock.

The Organization & Compensation Committee has advised management that it will consider recommendations for a replacement incentive bonus program for year 2000 and beyond. Management currently plans to propose a replacement plan.

LONG-TERM INCENTIVE PROGRAM

  The Long-Term Incentive Program, which was terminated following the spin-off of OMNOVA Solutions Inc., had limited executive participation that included the named executive officers. The purpose of the program was to motivate executives to achieve sustained improvement in predetermined performance objectives over a three-year period. The nonemployee directors set specific threshold, target, and maximum achievement levels for each three-year performance period after reviewing the strategic business plans of the Company. For the 1999-2001 performance period, upon recommendation of the Committee, the nonemployee directors adopted ROAE as one of two performance measures (each weighted at 50%) for the consolidated Company and each business unit. Earnings per share (EPS) growth was an additional performance measure for corporate participants and operating profit growth was an additional performance measure for each business unit. Information concerning potential earnings and actual payments made upon termination of the Program is set forth in footnotes (1) through (4) following the Long-Term Incentive Plans -- Awards in Last Fiscal Year table on page 12.

  The Long Term Incentive Plan was terminated following the spin-off of OMNOVA. However, the Organization & Compensation Committee has advised management that it will consider recommendations for a replacement long term incentive program under the new GenCorp 1999 Equity and Performance Incentive Plan approved by shareholders at the September 8, 1999 Special Shareholders Meeting.

STOCK OPTIONS

  The Company's philosophy is to consider the interests of shareholders in the payment of executive compensation, and specifically, to link the interests of executives to the interests of shareholders. Stock options help accomplish this goal and are an important component of overall compensation. In 1999 the Company granted stock options to executives in positions that have the ability to significantly impact the Company's performance. In determining the size of these grants the Company followed competitive norms based on the current practice of a broad base of companies with comparable revenues. Future option grants may be considered under the new GenCorp 1999 Equity and Performance Incentive Plans.

ORGANIZATION & COMPENSATION COMMITTEE POLICY WITH REGARD TO DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Section 162(m) of the Internal Revenue Code imposes limits on the deductibility of certain compensation in excess of $1 million paid to the Chief Executive Officer and other named executive officers of public companies. Management has reviewed the regulations and feels that the current compensation program and policies are appropriate. The Company's executive compensation program contains several elements, each of which are intended to support organizational goals and priorities. Factors taken into consideration in setting compensation targets and determining actual distribution of awards include: prevailing pay practices for comparable organizations, performance of individuals as well as business units and the Company, expansion of responsibilities, and potential for future contributions.

  In those years when performance is exceptional, it is possible under the current compensation program for one or more officers to surpass the $1 million threshold. At this time the Committee does not believe that accommodating the IRS regulations will produce material benefits or increases in shareholder value. However, the Committee intends to review this issue regularly and may change its position in future years.

By: The Organization & Compensation
     Committee of the Board of Directors:

W. K. Hall, Chairman
James M. Osterhoff
Irving Gutin
Sheila E. Widnall

CEO COMPENSATION

  At its meeting on January 28, 1999, the Committee reviewed Messrs. Yasinsky's and Wolfe's compensation history and, in the case of Mr. Yasinsky, comparable CEO annual cash compensation data available from several national executive compensation survey sources, including the Towers Perrin Executive Compensation Data Base and Hewitt Associates Project 777, Management Compensation Services study. Based on the foregoing information and the recognition that both Mr. Yasinsky and Mr. Wolfe were each meeting performance expectations, the Committee
approved a      % increase in Mr. Wolfe's base pay to $          for fiscal 1999
and recommended to the nonemployee directors that base pay for Mr. Yasinsky be
increased      % to $          for fiscal 1999.

  At its March 1999 meeting, the Board granted Messrs. Wolfe and Yasinsky options to purchase 30,000 shares and 110,000 shares, respectively, of GenCorp Common Stock based on consideration of their performance and the competitive status of total long-term compensation compared with CEOs of comparable companies.

  Ordinarily the Organization & Compensation Committee reviews the performance of the Chief Executive Officer for a fiscal year at the Committee's January meeting following the close of such fiscal year, and recommends to the Board of Directors thereafter the incentive bonus payable for the completed fiscal year and the CEO's salary increase to be granted for the succeeding fiscal year.

  In anticipation of the spin-off of OMNOVA Solutions, the Board, in September 1999, upon recommendation of the Organization & Compensation Committee, authorized payment of bonus amounts to all participants in the Executive Incentive Compensation Plan for the period ending November 30, 1999 determined on the basis of: (a) financial performance consisting of (1) actual performance up to the date of the spin-off and

(2) budgeted performance for the remainder of the period according to GenCorp's annual operating plan; and (b) actual achievement of individual special objectives set early in fiscal 1999. Additionally, upon recommendation of the Organization & Compensation Committee, the Board authorized the Chairmen of the OMNOVA Solutions and GenCorp Organization & Compensation Committees (both of whom had served as members of the GenCorp Committee prior to the spin-off) to review and approve, prior to payout, the amounts determined by the foregoing formula for the CEOs of OMNOVA and GenCorp. The Chairmen met by telephone conference in November 1999 and reviewed the calculated bonus amounts of $702,800 for Mr. Yasinsky and $269,200 for Mr. Wolfe. After consideration of various factors, the Chairmen, in their sole discretion reduced Mr. Yasinsky's bonus amount to $675,000 and increased Mr. Wolfe's bonus amount to $350,000. Mr. Yasinsky's bonus obligation was assumed by Omnova Solutions. Bonus amounts were to be paid in cash in January 2000.

  The foregoing recommendations were approved prior to the spin-off by the nonemployee directors then constituting the Board of GenCorp, including current directors:

  J. Gary Cooper          Robert K. Jaedicke
  William K. Hall         James M. Osterhoff

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return, assuming reinvestment of dividends, of the Company's Common Stock with the cumulative total return, assuming reinvestment of dividends, of the Standard & Poor's Manufacturing (Diversified) Index and the Standard & Poor's 500 Composite Stock Price Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
    AMONG GENCORP, S&P 500 INDEX, AND S&P MANUFACTURING (DIVERSIFIED) INDEX

                                                                                                            S@P MANUFACTURING
                                                      GENCORP INC.                   S@P 500                  (DIVERSIFIED)
                                                      ------------                   -------                -----------------
'1994'                                                      100                         100                         100
'1995'                                                    119.1                      136.98                       146.6
'1996'                                                   196.02                      175.14                      205.91
'1997'                                                   272.79                      225.08                      242.78
'1998'                                                   274.52                      278.34                      273.81
'1999'                                                   220.42                       336.5                      327.72

                                                           YEARS ENDING NOVEMBER 30
                                           ---------------------------------------------------------
              COMPANY/INDEX                 1994      1995      1996      1997      1998      1999
              -------------                 ----      ----      ----      ----      ----      ----
GENCORP                                    $   100   $119.10   $196.02   $272.79   $274.52   $220.42
S&P 500                                    $   100   $136.98   $175.14   $225.08   $278.34   $336.50
S&P MANUFACTURING (DIVERSIFIED)            $   100   $146.60   $205.91   $242.78   $273.81   $327.72

SOURCE: STANDARD & POOR'S COMPUSTAT

                      APPOINTMENT OF INDEPENDENT AUDITORS

  Upon recommendation of the Audit Committee, and subject to ratification by the shareholders at the March 29, 2000 Annual Meeting, the Board of Directors has appointed Ernst & Young LLP as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending November 30, 2000.

  If the Board's appointment is not ratified, or if Ernst & Young LLP declines to act or becomes incapable of action, or if their appointment is discontinued, the Board will appoint other independent auditors whose continued appointment after the next Annual Meeting of Shareholders shall be subject to ratification by the shareholders.

  Ernst & Young representatives are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and it is expected that they will respond to appropriate questions raised at the meeting.

  The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of Ernst & Young LLP unless a contrary choice is indicated.

  The Board of Directors recommends a vote FOR ratification of the appointment of independent auditors.

         PROPOSALS 3 -- 8: PROPOSED AMENDMENTS TO THE AMENDED ARTICLES
          OF INCORPORATION AND AMENDED CODE OF REGULATIONS OF GENCORP

  Approval of Proposals 3-8 will constitute approval of the amendments to the Amended GenCorp Articles (the "GenCorp Articles") and Amended GenCorp Regulations (the "GenCorp Regulations") discussed under this heading. Approval of Proposals 3-8 is being sought because Ohio law requires such approval. Accordingly, if Proposals 3-8 are not approved by the shareholders, the amendments to the GenCorp Articles and Regulations covered in any defeated proposal (or proposals) could not occur. If adopted, the amendments to the GenCorp Articles will become effective as soon as they are filed with the Secretary of State of the State of Ohio, which GenCorp expects to occur as soon as practicable after the Annual Meeting. If adopted, the amendments to the GenCorp Regulations will become effective immediately upon approval by shareholders.

  Abstentions and non-votes are counted as present for purposes of determining whether a quorum is present at the meeting. Withheld votes and broker non-votes will be treated as though they were votes against the amendments to the Company's articles of incorporation and code of regulations.

  At a meeting held on May 11, 1999, the GenCorp Board approved, and recommended that the shareholders of GenCorp adopt certain amendments to the GenCorp Articles and Regulations. Certain of the proposed amendments were designed to modernize and update the GenCorp Articles and Regulations, and others were designed to enhance the ability of the GenCorp Board to promote the interests of GenCorp and its shareholders, employees, and other constituents in the context of an unsolicited takeover proposal for GenCorp. The amendment proposals were combined into a single proposal, which was not approved by the shareholders at the Special Meeting of the Shareholders held on September 10, 1999 (the "Special Meeting").

  Since the Special Meeting, the Board has been informed that the primary shareholder objections to the proposal were to the amendments that would have strengthened the antitakeover protections available to GenCorp. The Board has reconsidered the proposed amendments presented at the Special Meeting and still believes that certain amendments to the GenCorp Articles and Regulations are desirable in order to update and modernize those documents. Proposals 3-8 constitute six of the twelve proposals presented at the Special Meeting. The remaining six proposed amendments presented at the Special Meeting are not being re-submitted for consideration at the Annual Meeting because the Board believes that their primary purpose or effect was to strengthen the antitakeover protections available to GenCorp.

  Accordingly, at a meeting held on February 1, 2000, the GenCorp Board approved, and recommended that the shareholders adopt, the following amendments to the GenCorp Articles and Regulations. The amendments that the GenCorp Board is reproposing are described below, and are contained in separate proposals.

  A composite copy of the GenCorp Articles and Regulations, each as proposed to be amended and for which approval is sought are attached hereto as Annexes A and B, respectively. The composite copies contain notes indicating which Proposal would affect each amendment. These notes will not be included in the amended Articles and Regulations. Accordingly, a vote to approve any of the amendments will be deemed to be a vote to adopt those portions of the composite articles or composite regulations that incorporate that amendment. Although the following description is a summary of the material changes made by the proposed amendments, it should be read in conjunction with, and is qualified by reference to, the full text of those documents.

  PROPOSAL 3. Proposal 3 is a proposal to amend the GenCorp Articles to designate Cleveland, Ohio as the location of GenCorp's principal offices for the purposes of Ohio law. This proposal is necessary because GenCorp's corporate offices have moved to Sacramento, California as a result of GenCorp's spin-off of OMNOVA Solutions Inc. Consequently, GenCorp no longer has any facilities in Ohio. GenCorp currently intends to name a Cleveland, Ohio firm as its statutory agent in Ohio, and the offices of that agent will serve as the principal offices of GenCorp for the purposes of Ohio law.

  Approval of Proposal 3 requires the affirmative vote of the holders of 66 2/3% of the shares of GenCorp Common Stock outstanding on the record date.

  PROPOSAL 4. Proposal 4 is a proposal to amend the GenCorp Regulations to provide that GenCorp's corporate seal contain only the words "GENCORP INC" and "corporate seal." The GenCorp Regulations currently provide that its corporate seal shall contain the words "GENCORP INC., FAIRLAWN, OHIO". Like Proposal 3, Proposal 4 is necessary because GenCorp no longer has a facility in Fairlawn, Ohio.

  Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of GenCorp Common Stock outstanding on the record date.

  PROPOSAL 5. Proposal 5 is a proposal to amend the GenCorp Articles to provide that its corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law. The GenCorp Articles currently provide that GenCorp's corporate purpose is to engage in a list of specified activities, which include a variety of manufacturing and related activities. Ohio law provides that a corporation may engage in any purpose or combination of purposes for which individuals lawfully may associate themselves.

  The GenCorp Board believes that it is in the interests of GenCorp and its shareholders to replace the specific purpose clause currently contained in the GenCorp Articles with a more modern general purpose clause. A general purpose clause will provide GenCorp with additional flexibility to enter into new lines of business and allow GenCorp to take advantage of the flexible corporate purpose provisions of Ohio law.

  Approval of Proposal 5 requires the affirmative vote of the holders of 66 2/3% of the shares of GenCorp Common Stock outstanding on the record date.

  PROPOSAL 6. Proposal 6 is a proposal to amend the GenCorp Regulations to permit additional forms of proxy authorizations. Before September 1999, Ohio law provided that proxy authorizations must be in writing. In September 1999, an amendment to Ohio law that authorizes the use of electronic, telephonic and other forms of modern proxy authorizations became effective. Accordingly, under Ohio law, Ohio corporations are now entitled to allow any proxy authorizations by "a verifiable communication authorized by the shareholder," including e-mail and telephone, as well as written proxies.

  The GenCorp Regulations still follow the prior version of the Ohio law and require that a proxy be in writing. Therefore, the GenCorp Regulations currently prohibit proxy voting by e-mail, telephone and other electronic media, notwithstanding the amendment to Ohio law. In order for GenCorp to utilize the more modern forms of proxy voting now permitted by Ohio law, the GenCorp Regulations must be amended. The proposed amendment to the GenCorp Regulations would provide that proxies may be in any form authorized by Ohio law.

  Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the shares of GenCorp Common Stock outstanding on the record date.

  PLEASE NOTE THAT E-MAIL, TELEPHONE AND OTHER ELECTRONIC PROXY AUTHORIZATIONS MAY NOT BE USED FOR THE UPCOMING ANNUAL MEETING. IN ORDER FOR YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

  PROPOSAL 7. Proposal 7 is a proposal to amend the GenCorp Regulations to require GenCorp to indemnify its directors and officers against all expenses actually and necessarily incurred by him in connection with the defense of any action, or any appeal therein, by or in the right of GenCorp to which he is made or threatened to be made a party to by reason of being or having been a director or officer of GenCorp or a related corporation, except in relation to matters as to which he is adjudged to be liable for negligence or misconduct in the performance of his duty to GenCorp. "Related corporation" means any corporation in which GenCorp owns or owned shares or of which it is or was a creditor.

  Further, the GenCorp Regulations currently require GenCorp to indemnify each current or former director made or threatened to be made a party to any action (other than one by or in the right of GenCorp) by reason of being or having been a director or officer of GenCorp or any related corporation, against all judgments, fines, amounts paid in settlement and expenses, actually and necessarily incurred by him as a result of such action or any appeal therein if he acted in good faith for a purpose that he reasonably believed to be in the best interests of GenCorp. In criminal actions, indemnification is required only if the indemnitee had no reasonable cause to believe that his conduct was unlawful.

  Indemnification is automatic under the current GenCorp Regulations only if the director or officer has been wholly successful in defending an action brought against him or if ordered by a court. Otherwise, indemnification must be found, by the GenCorp Board or certain members thereof or by a committee of shareholders appointed by the GenCorp Board, to be appropriate because the stan-dard of conduct described above with respect to such action has been met.

  The GenCorp Regulations currently provide that GenCorp may indemnify or agree to indemnify any person not covered by the indemnification section of the GenCorp Regulations and may indemnify or agree to indemnify any person in any case not provided for therein. Further, the GenCorp Regulations provide that the rights to indemnification set forth therein are in addition to any rights to which any person may otherwise be or become entitled by agreement, provision of the GenCorp Articles, vote of shareholders, court order or otherwise.

  The proposals relating to amendment of the indemnification provisions expand the required indemnification to cover current and former employees and agents of the corporation, to cover those who acted as a director, officer, employee or agent of any other corporation or entity at the request of GenCorp, and to require that indemnification shall be provided to the fullest extent permitted by law. Additionally, the proposed amendments would require GenCorp to advance expenses in certain circumstances.

  All of GenCorp's directors and certain of its officers are currently parties to indemnification agreements that, among other things, require indemnification to the fullest extent permitted by law and advancement of expenses in certain circumstances. Due to the scope of Ohio law and the provisions of the existing indemnification agreements, this amendment does not materially alter GenCorp's existing obligations with respect to its current directors and certain of its current officers. The proposed amendment would, however, make the GenCorp Regulations consistent with the indemnification agreements currently in place and expand the protections provided in those agreements to other officers and to employees and agents of GenCorp.

  While to date GenCorp has not experienced material difficulty in attracting qualified candidates for directorships or in retaining directors, the GenCorp Board believes that enhancing the right of directors to receive indemnification and advance payment of litigation expenses will, over the long term, facilitate GenCorp's ability to recruit and retain qualified outside directors. In addition, the enhancement of indemnification rights and rights to advancement of expenses may also help GenCorp to attract and retain quality officers and employees.

  Approval of Proposal 7 requires the affirmative vote of the holders of a majority of the GenCorp Common Stock outstanding on the record date.

  PROPOSAL 8. Proposal 8 is a proposal to amend the GenCorp Articles by increasing the number of authorized shares of GenCorp Common Stock from 90,000,000 to 150,000,000. The GenCorp Articles currently provide that the authorized capital stock of GenCorp consists of 15,000,000 shares of Cumulative Preference Stock, par value $1.00 per share, and 90,000,000 shares of Common Stock, par value $0.10 per share. As of January 31, 2000, no shares of Cumulative Preference Stock were outstanding and 41,865,301 shares of GenCorp Common Stock were outstanding. In addition, as of January 31, 2000, GenCorp had reserved for future issuance under various stock option plans and the GenCorp/OMNOVA Savings Plan 10,500,262 shares of GenCorp Common Stock.

  The GenCorp Board considers it in the best interest of GenCorp and its shareholders to adopt the proposal to increase the number of authorized shares of GenCorp Common Stock. The additional authorized capital stock will be available for stock dividends or splits, additional grants under GenCorp's employee stock option plans, future transactions, such as acquisitions of other businesses or properties, selling stock to raise additional capital and for other corporate purposes. Currently, GenCorp has no specific plan, commitment or arrangement for the issuance of additional shares of GenCorp Common Stock, other than the issuance of shares from time to time under its benefit plans. If authorization of any increase in the authorized shares of GenCorp Common Stock is postponed until a specific need arises, however, the delay and expense incident to obtaining the approval of shareholders at that time could impair GenCorp's ability to meet its objectives. Any future issuance of shares by GenCorp will be made in accordance with applicable law, including the rules of the New York Stock Exchange and the provisions of the GenCorp Articles.

  Approval of Proposal 8 requires the affirmative vote of the holders of 66 2/3% of the shares of GenCorp Common Stock outstanding on the record date.

RECOMMENDATION

  The Board of Directors recommends that shareholders vote "FOR" approval of Proposals 3-8 to amend the GenCorp Articles and Regulations.

                                 OTHER BUSINESS

  The Company did not receive notice by December 29, 1999 that any shareholder intended to present a proposal at the meeting. Therefore, if any other matters do properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.

                              GENERAL INFORMATION

SUBMISSION OF SHAREHOLDER PROPOSALS

  Shareholders who intend to have their proposals considered for inclusion in the Company's proxy materials related to the Year 2001 annual shareholders
meeting must submit their proposals to the Company no later than October   ,
2000. GenCorp's Nominating & Corporate Governance Committee will consider shareholder suggestions for nominees for election to the Company's Board if such suggestions are in writing and are accompanied by the written consent of each such nominee. Such suggestions must be mailed to the Nominating & Corporate Governance Committee, GenCorp, Attention: Secretary, and received by the
Secretary no later than December   , 2000 immediately preceding the date of the
annual meeting at which the nominee is to be considered for election. Shareholders who intend to present a proposal at the Year 2001 annual meeting without inclusion of that proposal in the Company's proxy materials are required
to provide notice of their proposal to the Company no later than December   ,
2000. The Company's proxy for the next annual meeting will grant authority to the persons named to exercise their voting discretion with respect to any such
proposal of which the Company does not receive notice by December   , 2000. All
proposals for inclusion in the Company's proxy materials, notices of proposals and suggestions for nominees for election to the Company's Board should be sent to GenCorp Inc., Attention: Secretary, P.O. Box 537012, Sacramento, California 95853-7012.

SOLICITATION EXPENSE

  The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, the Company may solicit proxies by personal interview and telephone. The Company will reimburse brokers and other persons holding shares for others for their reasonable expenses in sending soliciting material to their principals. The Company has also made arrangements with Georgeson & Company Inc., New York, NY, to assist in the solicitation of proxies for a fee of $8,500 plus reimbursement of normal expenses.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors,

                                            WILLIAM R. PHILLIPS, Secretary
February   , 2000

                                    ANNEX A
[NOTE: MARKINGS INDICATE PROPOSED AMENDMENTS.
TEXT THAT IS STRUCK THROUGH INDICATES LANGUAGE TO BE DELETED. TEXT THAT IS UNDERLINED AND BOLD INDICATES LANGUAGE TO BE ADDED. NOTES INDICATING THE PROPOSALS TO WHICH THE NOTED LANGUAGE CORRESPONDS WILL NOT BE INCLUDED IN THE FINAL AMENDMENTS.]

                              COMPOSITE VERSION OF
                           ARTICLES OF INCORPORATION
                                       OF
                                  GENCORP INC.
                    (AS AMENDED AND PROPOSED TO BE AMENDED)

  ARTICLE FIRST: The name of the Corporation shall be GenCorp Inc. The Corporation shall exist by virtue of, and be governed by, the laws of the State of Ohio.

  ARTICLE SECOND: THE PLACE IN THE STATE OF OHIO WHERE ITS PRINCIPAL OFFICE IS TO BE LOCATED IS [FAIRLAWN, SUMMIT COUNTY.] THE CITY OF CLEVELAND. [PROPOSAL 3]

  ARTICLE THIRD: THE PURPOSE OF THE CORPORATION IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH CORPORATIONS MAY BE FORMED UNDER SECTION 1701.01 TO 1701.98, INCLUSIVE, OF THE OHIO REVISED CODE. [PROPOSAL 5]

  [ARTICLE THIRD: THE PURPOSES OF THE CORPORATION ARE:]

          [(a) To manufacture, or otherwise prepare for market, produce, generate, create, prospect for, explore for, discover, drill for, mine, quarry, convert, compound, separate, reduce, concentrate, refine, mill, smelt, crystallize, extract, treat, develop, use, construct, repair, purchase, lease, rent, import, or otherwise acquire, hold, store, own, maintain, operate, carry on, exhibit, sell, mortgage, lease, exchange, license, distribute, export or otherwise dispose of and generally deal or engage in or with, in the United States, any of its territories or possessions or in any foreign country:]

             [(i) all kinds of rubber, both natural and synthetic, compounds thereof, substitutes therefor, materials having properties or uses similar thereto and all products composed in whole or in part thereof, including, but without limitation, tires and tubes and mechanical rubber goods of all types and kinds;]

             [(ii) chemicals and chemical products of every description whatsoever, and raw materials for the production thereof, including, but without limitation, organic and inorganic matter, whether gas, liquid or solid, useful as end products, intermediates, monomers, polymers, condensation products, or copolymerization products, natural and synthetic resins, plastics, pigments, fission and radioactive materials, vulcanizing and compounding agents, insecticides, parasides, and medicinal, pharmaceutical and biological products of all kinds;]

             [(iii) cotton, rayon, nylon and other fibrous materials, natural or synthetic, and any compounds thereof and articles, products and fabrics composed in whole or in part thereof;]

             [(iv) metals, metal oxides, metallic ores, earths and substances, industrial minerals and rocks, and all kinds and grades of oil, petroleum, bituminous substances, carbon]

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enclosed in brackets "[" and "]" in the electronic format.

        [and hydrocarbon products, gases, organic substances and natural substances, and the products, by-products, alloys, compounds, blends, elements, constituents, and combinations thereof of every kind and description, natural and synthetic;]

             [(v) machinery, tools, parts of machinery and similar articles of commerce of whatever substance composed;]

             [(vi) automobiles, trucks, trailers, tractors and any and all other automotive vehicles, aircraft, ships, boats and all other watercraft, railroads, waterways, docks and airports, and parts, equipment and accessories for any thereof;]

             [(vii) munitions, war supplies, and articles useful in the national defense;]

             [(viii) electric current and electric, steam, water, gas, atomic energy and other power, light or heat of every kind and description;]

             [(ix) other goods, wares, merchandise, property and commodities of every class and description, and all articles used or useful in connection therewith;]

             [(x) devices and appliances for the utilization of any of the herein described products;]

             [(xi) chemical, physical and other laboratories, industrial and scientific research of every kind and character and all products invented or developed thereby and all rights, licenses, franchises, patents, equipment, mechanical devices and contrivances in connection therewith;]

             [(xii) radio, television or other broadcasting, transmission or reception stations, motion pictures, motion picture films, all dramatic, musical and motion picture productions and publications of every kind, including all rights, licenses, franchises, patents, copyrights, equipment, mechanical devices and contrivances for the production, projection, exhibition, transmission and reception thereof, and any property necessary or desirable in connection with the maintenance and operation thereof, any business involving producing, reproducing, recording, broadcasting, televising, transmitting and receiving by any means whatsoever sound, pictures, images, films and photographs, and all materials, parts, devices, equipment, or related accessories, including without limitation films, images and photographs involved therein;]

             [(xiii) any mining, manufacturing, extraction, development, mercantile, entertainment, trading, transportation or navigation business of any kind or character whatever; and]

            [(xiv) such activities as might further any of the purposes above described.]

          [(b) As principal, agent, common merchant or consignee, to acquire, construct, alter, explore, manage, own, rent, hold, maintain, operate, patent, use, lease, mortgage, pledge, sell, deal in, turn to account or otherwise dispose of, any and all real and personal property of every class and description or any interest therein, rights and privileges suitable or convenient to any of the purposes or business of the Corporation within or without the United States, including any mines, wells, lands, quarries, locations, claims or any plants, factories, buildings, stores, theatres, warehouses, agencies, outlets, manufacturing and commercial establishments of every character, together with any equipment, fixtures, machinery, pipe lines, instruments and supplies necessary or incidental thereto or connected]

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enclosed in brackets "[" and "]" in the electronic format.

     [therewith, and to acquire and sell, exhibit or otherwise dispose of products of any other manufacturer.]

          [(c) To adopt, apply for, purchase, register, lease, or in any manner acquire and to maintain, protect, hold, own, use, operate, exercise, develop and introduce, sell, lease assign, pledge or in any manner dispose of and to grant or take licenses or other rights in respect of and generally deal with any and all rights, inventions, improvements, letters patent, patents, patent rights, secret processes, scientific discoveries, patented processes, designs, and similar rights, copyrights, trademarks, trade names and similar rights, whether granted by, registered, established, recognized or otherwise existing under the laws of the United States or other countries, and to work, operate or develop the same and to carry on any business, manufacturing or otherwise, which may directly or indirectly effectuate these objects or any of them.]

          [(d) To enter into, make and perform contracts and partnership or syndicate agreements of every sort and description with any person, firm, association, corporation, municipality, body politic, county, state, territory or government, or colony or dependency thereof.]

          [(e) To borrow or raise moneys from time to time for any of the purposes of the Corporation without limit as to amount, whether or not secured and to take such action and to issue such security as may be necessary and advisable in connection therewith.]

          [(f) To purchase, acquire, hold, assume, pledge, or otherwise dispose of, stocks, bonds, or other evidences of indebtedness and securities of any corporation, association, partnership or firm, domestic or foreign, or of any individual, or of any domestic or foreign government or authority or political or administrative subdivision thereof and certificates or receipts of any kind representing or evidencing any interest in any such stocks, bonds, evidences of indebtedness or securities; to issue in exchange therefor its stocks, bonds, other evidences of indebtedness and securities; and, while the owner or holder of any thereof, to exercise all the rights, powers and privileges of ownership in respect thereof.]

          [(g) To aid, in any manner whatsoever, any corporation, partnership, association or individual in whose business the Corporation may be in any way interested.]

          [(h) The foregoing clauses shall be construed as powers as well as objects and purposes, and the matters expressed in each clause shall, unless otherwise expressly provided, be in nowise limited by reference to or inference from the terms of any other clause, but shall be regarded as independent objects, purposes and powers; and the enumeration of specific objects, purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature. The occurrence within any of the foregoing clauses of any purpose, power or object prohibited by the laws of the State of Ohio or of any other state or country in which this Corporation shall be qualified to do business shall not invalidate any other purpose, power or object not so prohibited by reason of its contiguity or apparent association therewith.]

[The Corporation shall be authorized to exercise and enjoy all other powers, rights, and privileges conferred by the laws of the State of Ohio upon corporations formed under the General Corporation Law of said State, as in force from time to time, so far as not in conflict herewith, or which may be conferred by all acts heretofore or hereafter amendatory of or supplemental to]

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enclosed in brackets "[" and "]" in the electronic format.

[said laws, and the enumeration of certain powers as herein specified is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said laws now or hereafter in force; provided, however, that the Corporation shall not in any jurisdiction carry on any business, or exercise any powers, which a corporation organized under the laws thereof could not carry on or exercise, except to the extent permitted or authorized by the laws thereof.]

  ARTICLE FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is One Hundred [and] SIXTY-Five Million [(105,000,000)](165,000,000), of which Fifteen Million (15,000,000) shares of the par value of one dollar [($]($1.00) each shall be classified as Cumulative Preference Stock and Ninety ONE HUNDRED FIFTY Million [(90,000,000)] (150,000,000)[shares of the par value of ten cents ($0.10) each shall be classified as Common Stock.] [PROPOSAL 8] The designation and express terms and provisions of the shares of Cumulative Preference Stock and Common Stock are as follows:

                          CUMULATIVE PREFERENCE STOCK

  A. The Cumulative Preference Stock may be issued from time to time in one (1) or more series with such distinctive serial designations as shall be fixed by the Board of Directors as hereinafter provided.

  The Board of Directors is expressly authorized to adopt from time to time amendments to the Articles of Incorporation of the Corporation, in respect of any unissued or treasury shares of Cumulative Preference Stock, to fix or change:

          (a) The division of such shares into series and the designation and authorized number of shares of each particular series, which number the Board of Directors may increase or decrease, except as otherwise provided in the creation of the particular series;

          (b) The dividend or distribution rate for each particular series, which may be at a specified rate, amount or proportion; and the dates on which dividends or distributions, if declared, shall be payable, and the date or dates from which dividends shall be cumulative;

          (c) The redemption rights and price or prices, if any, for shares of each particular series;

          (d) The amount payable for shares of each particular series upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (e) The right, if any, of the holders of shares of Cumulative Preference Stock of each particular series to convert such stock into other classes of stock, and, if convertible, the terms and conditions of such conversion;

          (f) The obligation, if any, of the Corporation to purchase and retire or redeem shares of each particular series pursuant to a sinking fund, and the terms and amount thereof;

          (g) The restrictions, if any, on the issuance of shares of any class of stock or any series thereof; and

          (h) Any or all other express terms in respect of any particular series as may be permitted or required by law.

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enclosed in brackets "[" and "]" in the electronic format.

  All shares of the Cumulative Preference Stock of any one (1) series shall be identical with each other in all respects except, if so determined by the Board of Directors, as to the dates from which dividends thereon shall be cumulative; and all shares of Cumulative Preference Stock shall be of equal rank with each other, regardless of series, and shall be identical with each other in all respects except in respect of terms which may be fixed by the Board of Directors as herein provided.

  B. The holders of record of the Cumulative Preference Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors of the Corporation out of any funds legally available for such purpose, cash dividends in the case of each series at the rate for such series theretofore fixed by the Board of Directors as herein provided. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends may be paid upon or declared or set apart for any of the Cumulative Preference Stock for any dividend period unless at the same time a like proportionate dividend for the same dividend period, ratably in proportion to the respective dividend rates fixed therefor, shall be paid upon or declared or set apart for all Cumulative Preference Stock of all series then issued and outstanding and entitled to receive such dividend.

  C. Except as otherwise provided by the Board of Directors as to any particular series, the Cumulative Preference Stock of any series may be redeemed in whole or in part, at the option of the Corporation, by vote of its Board of Directors, or by operation of the sinking fund, if any, provided for the Cumulative Preference Stock of said series, at the time, or from time to time, at the redemption price or the respective redemption prices theretofore fixed by the Board of Directors as herein provided upon notice duly given as hereinafter provided. In case of the redemption of a part only of any series of the Cumulative Preference Stock at the time outstanding, the shares of the Cumulative Preference Stock of such series to be redeemed shall be selected pro rata or by lot or in such other manner as the Board of Directors may determine.

  Except as otherwise provided by the Board of Directors as to any particular series, at least thirty (30) days' previous notice of every such redemption of Cumulative Preference Stock shall be mailed to the holders of record of the Cumulative Preference Stock to be redeemed at their addresses as shown by the books of the Corporation, and shall be published at least once in a daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, in the City of New York, the publication to be not less than thirty (30) days prior to the date fixed for redemption.

  If notice of redemption shall have been duly given and published, and if, on or before the redemption date designated in such notice, the funds necessary for the redemption shall have been set aside, so as to be and continue to be available therefor, then, notwithstanding that any certificate of the Cumulative Preference Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the Cumulative Preference Stock so called for redemption shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

  Except as otherwise provided by the Board of Directors as to any particular series, the Corporation may, however, at any time prior to the redemption date specified in the notice of redemption, deposit in trust, for the account of the holders of the Cumulative Preference Stock to be redeemed, with a bank or trust company in the City of New York, New York having a capital and undivided surplus aggregating at least Five Million Dollars ($5,000,000), named in the notice of redemption, all funds necessary for the redemption, and deliver written instructions authorizing and directing such bank or trust company, on behalf of and at the expense of the Corporation, to pay to the respective holders of shares of Cumulative Preference Stock the redemption price therefor and thereupon, notwithstanding that any certificate for the shares of Cumulative Preference Stock so called for redemption shall not have been surrendered for cancellation, all shares of Cumulative Preference Stock with respect to which the deposit shall have been made shall no longer be deemed to be outstanding and all rights with respect to such shares of Cumulative Preference Stock shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of deposit, the redemption price of the shares so to be redeemed, but without interest, or the right to exercise, on or before the redemption date, any unexpired privileges of conversion. Any interest accrued on such funds shall be paid to the Corporation from time to time.

  Any funds so set aside or deposited, as the case may be, and unclaimed at the end of six (6) years from such redemption date shall be released or repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which release or repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof, but without interest.

  D. So long as any shares of the Cumulative Preference Stock are outstanding, no dividend or other distribution (except in stock of the Corporation of a class ranking junior to the Cumulative Preference Stock) shall be declared or paid on the Common Stock of the Corporation or on stock of any other class ranking junior to the Cumulative Preference Stock as to dividends or in liquidation, and the Corporation shall not acquire or redeem shares of the Common Stock or any such junior stock, unless

          (a) all dividends on the Cumulative Preference Stock for all past quarterly dividend periods and for the then current quarterly dividend period shall have been paid, or declared and set apart; and

          (b) the Corporation shall have complied with all of its obligations theretofore required of it with respect to any sinking fund for all series of the Cumulative Preference Stock.

  E. So long as any shares of the Cumulative Preference Stock are outstanding, the affirmative vote of the holders of at least a majority of the Cumulative Preference Stock at the time outstanding, given in person or by proxy at a special meeting called for that purpose, shall be necessary for effecting or validating any one or more of the following:

          (a) The authorization or creation of any stock of any class, or any security convertible into stock of any class, ranking prior to the Cumulative Preference Stock;

          (b) The increase in the number of authorized shares of Cumulative Preference Stock or of any stock of any class ranking prior to or on a parity with the Cumulative Preference Stock or of any security convertible into stock of any class ranking prior to or on a parity with the Cumulative Preference Stock;

          (c) The sale, lease or conveyance of all or substantially all of the property or business of the Corporation, or a consolidation or merger with any other company, provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger with any domestic subsidiary organized under the laws of one of the states of the United States of America if none of the rights or preferences of the Cumulative Preference Stock or the holders thereof will be adversely affected thereby and if the company resulting from or surviving such consolidation or merger will have outstanding, after such consolidation or merger, no class of stock or other securities ranking prior to or on a parity with the Cumulative Preference Stock, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of the Corporation which were outstanding immediately preceding such consolidation or merger.

  F. So long as any shares of Cumulative Preference Stock are outstanding, the affirmative vote of the holders of at least sixty-six and two-thirds percent
(66 2/3%) of the Cumulative Preference Stock at the time outstanding, given in person or by proxy at a special meeting called for that purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any provisions of the Articles of Incorporation of the Corporation, as amended, which would adversely affect the rights or preferences of outstanding shares of the Cumulative Preference Stock or of the holders thereof (for the purposes hereof no action taken pursuant to paragraph E of this Article FOURTH shall be deemed to adversely affect such rights or preferences); provided, however, that if any such amendment, alteration or repeal would adversely affect the rights or preferences of the outstanding shares of any particular series without correspondingly affecting the rights or preferences of outstanding shares of all series, a like affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Cumulative Preference Stock of that particular series at the time outstanding shall also be necessary for effecting or validating such amendment, alteration or repeal.

  G. Except as otherwise provided in paragraphs E, F and J of this Article FOURTH or as specifically provided by statute, the Cumulative Preference Stock shall have no voting power unless and until six (6) quarter-yearly dividends payable on the Cumulative Preference Stock, whether or not consecutive, shall be in default in whole or in part. In such event the holders of the Cumulative Preference Stock, voting separately as a class and in addition to all other rights, if any, to vote for Directors, shall be entitled to elect, as herein provided, two (2) members of the Board of Directors of the Corporation; provided, however, that the holders of shares of Cumulative Preference Stock shall not have or exercise such special class voting rights except at meetings of the shareholders for the election of Directors at which the holders of not less than a majority of the outstanding shares of Cumulative Preference Stock of all series then outstanding are present in person or by proxy; and provided further that the special class voting rights provided for herein when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on the Cumulative Preference Stock of all series then outstanding shall have been paid, whereupon the holders of Cumulative Preference Stock shall be divested of their special class voting rights in respect of subsequent elections of Directors, subject to the revesting of such special class voting rights in the event herein specified in this paragraph, and the Directors so elected shall thereupon resign.

  In the event of default entitling the holders of Cumulative Preference Stock to elect two (2) Directors as above specified, a special meeting of the shareholders for the purpose of electing such Directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least ten percent (10%) of the shares of Cumulative Preference Stock of all series at the time outstanding, and notice thereof shall be given in the same manner as that required for the Annual Meeting of Shareholders, provided, however, that the Corporation shall not be required to call such special meeting if the Annual Meeting of Shareholders shall be held within ninety (90) days after the date of receipt of the foregoing written request from the holders of Cumulative Preference Stock. At any meeting at which the holders of Cumulative Preference Stock shall be entitled to elect Directors, the holders of a majority of the then outstanding shares of Cumulative Preference Stock of all series, present in person or by proxy, shall be sufficient to elect the members of the Board of Directors which the holders of Cumulative Preference Stock are entitled to elect as herein provided.

  The two (2) Directors who may be elected by the holders of Cumulative Preference Stock pursuant to the foregoing provisions shall be in addition to any other Directors then in office or proposed to be elected otherwise than pursuant to such provisions, and nothing in such provisions shall prevent any change otherwise permitted in the total number of Directors of the Corporation or require the resignation of any Directors elected otherwise than pursuant to such provisions.

  H. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the Cumulative Preference Stock shall be entitled to be paid the amount fixed with respect to shares of each particular series by the Board of Directors as herein provided which shall include, in the case of each share, an amount computed at the dividend rate for the series of which the particular share is part, from the date on which dividends on such shares became cumulative to and including the date fixed for such distribution or payment, less the aggregate of dividends paid thereon prior to such distribution or payment date, before any distribution or payment shall be made to the holders of stock of any class ranking junior to the Cumulative Preference Stock. If such payment shall have been made in full to the holders of the Cumulative Preference Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock and the holders of stock of any other class ranking junior to the Cumulative Preference Stock according to their respective rates and preferences, and according to their respective shares. If upon any such liquidation, dissolution or winding up of the affairs of the Corporation the amounts payable on liquidation are not sufficient to pay in full the holders of all outstanding Cumulative Preference Stock, the holders of all series of Cumulative Preference Stock shall share ratably in any distribution of assets in accordance with the sums which would be payable on such shares if all sums payable were discharged in full.

  The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this paragraph H.

  I. No holder of Cumulative Preference Stock shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock or of securities of the Corporation convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

  J. In addition to the voting rights expressly provided in paragraphs E, F and G of this Article FOURTH, the holders of Cumulative Preference Stock shall also be entitled to vote for the election of Directors and on all other matters submitted to a vote of the holders of the Common Stock of the Corporation, voting jointly as a single class with the holders of the Common Stock and not as a separate class, without regard to series, and subject to the provisions of paragraph AA of this Article FOURTH. Except as otherwise required by law, each holder of stock of the Corporation entitled to vote shall have one (1) vote for each share held thereof. No adjustment of the voting rights provided by this paragraph J shall be made in the event of any increase or decrease in the number of shares of Common Stock authorized, issued or outstanding or in the event of a stock split or combination of the Common Stock or in the event of a stock dividend on any class of stock payable in shares of Common Stock; and for the purposes paragraph F of this Article FOURTH, no amendment, alteration or repeal of any provisions of the Articles of Incorporation of the Corporation, as amended, adopted for the purpose of effecting any of the foregoing shall be deemed to affect adversely the voting rights of outstanding shares of the Cumulative Preference Stock or the holders thereof.

                                  COMMON STOCK

  AA. In addition to the express terms and provisions of the Common Stock set forth above in this Article FOURTH, the following terms and provisions shall be applicable to the Common Stock:

          (a) Each holder of Common Stock shall be entitled to one (1) vote for each share held thereof. Except as otherwise expressly provided in the Articles of Incorporation of the Corporation, as amended, and except as may be otherwise required by law or as a lesser vote may be permitted by law, the Corporation may lease, sell, exchange, transfer or otherwise dispose of all or substantially all of the property, assets or business of the Corporation or consolidate or merge with or into, or merge into the Corporation, any other corporation or corporations, or the Corporation may be dissolved voluntarily, or the Corporation may amend in any manner its Articles of Incorporation, or may take such other action as may require the authorization of shareholders, upon the affirmative vote of the holders of shares of the Cumulative Preference Stock and of the holders of shares of the Common Stock, voting jointly as a single class and not as separate classes, and without regard to series of the Cumulative Preference Stock, holding shares having a majority of the total voting power of all the shares of Cumulative Preference Stock and Common Stock at the time outstanding and entitled to vote. Except as may be otherwise expressly provided in the Articles of Incorporation of the Corporation, as amended, and except as may be otherwise required by law or as a lesser vote may be permitted by law, whenever by law a vote of the holders of the Common Stock as a separate class may be required to authorize the taking of any action by the Corporation, the affirmative vote of the holders of a majority of the shares of Common Stock at the time outstanding and entitled to vote shall be sufficient authorization by the holders of the Common Stock as a separate class for the taking of such action.

          (b) No holder of Common Stock shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock or of securities of the Corporation convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

  ARTICLE FIFTH: Series of Cumulative Preference Stock:.

  The designation and express terms and provisions of a series of the Cumulative Preference Stock of the Corporation be and hereby are fixed as follows:

  A. Designation. The distinctive designation of said series shall be "Series A Cumulative Preference Stock" (hereinafter sometimes called the "Series A Preference Stock") and the number of shares initially constituting said series shall be five hundred seventy-five thousand (575,000). The number of authorized shares of the Series A Preference Stock may be increased or decreased by further resolution duly adopted by the Board of Directors of the Corporation stating that such increase or decrease has been so authorized.

  B. Dividends and Distributions. The holders of record of shares of Series A Preference Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preference Stock (the "Original Issue Date"), in an amount per share (rounded to the nearest cent) equal to, but no more than, the greater of (a) Twelve Dollars and Fifty Cents ($12.50) or (b) subject to the provision for adjustment hereinafter set forth, one hundred (100) times the aggregate per share amount of all cash dividends, and one hundred (100) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the Original Issue Date. In the event the Corporation shall at any time on or after the Original Issue Date declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) into a greater or lesser number of shares of Common Stock, therein each such case the amount to which holders of shares of Series A Preference Stock are entitled (without giving effect to such event) under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  The Corporation shall declare a dividend or distribution on the Series A Preference Stock as provided in the paragraph above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of Twelve Dollars and Fifty Cents ($12.50) per share on the Series A Preference Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

  C. Redemption. The shares of the Series A Cumulative Preference Stock shall be redeemable at the option of the Corporation, as a whole or in part, at any time or from time to time, in accordance with the provisions of paragraph C of Article FOURTH of the Corporation's Amended Articles of Incorporation, at a redemption price per share equal to the Market Price (as hereinafter defined) of the Common Stock on the Trading Day (as hereinafter defined) immediately prior to the date fixed for redemption, multiplied by one hundred (100) (the "Multiplier"), plus in each case a sum equal to dividends accrued but unpaid; provided, however, that if the Series A Preference Stock shall be called for redemption prior to February 18, 2007, the Multiplier shall be one hundred and twenty-five (125).

  In the event the Corporation shall at any time on or after the Original Issue Date declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of Series A Preference Stock were entitled (without giving effect to such event), shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  As used herein, the term "Market Price" per share of the Common Stock on any date of determination shall mean the average of the daily closing prices per share of the Common Stock (determined as described below) on each of the twenty
(20) consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if the Company shall at any time
(i) declare a dividend on the Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares in a reclassification of the Common Stock, and such event or an event of a type analogous to any such event shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date of determination. The closing price per share of the Common Stock on any date shall be the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for each share of the Common Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices for each share of Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Corporation;:provided, however, that if on any such date the Common Stock is not listed or admitted for trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of the Common Stock on such date shall mean the fair value per share of Common Stock on such date as determined in good faith by the Board of Directors of the Corporation, after consultation with a nationally recognized investment banking firm with respect to the fair value per share of such securities, and set forth in a certificate delivered to the Corporation.

  As used herein, the term "Trading Day," when used with respect to the Common Stock, shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day (defined to mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close).

  D. Conversion or Exchange. Except as otherwise provided herein, the holders of shares of this Series A Preference Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

  In case the Corporation shall enter into any consolidation, merger, combination, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preference Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one hundred (100) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time on or after the Original Issue Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preference Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  E. Liquidation Rights. Upon the voluntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive an amount equal to the redemption price therefor current at the time of the distribution or payment date, and any other amounts specified in paragraph H of Article FOURTH of the Corporation's Amended Articles of Incorporation. Upon the involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of this series shall be entitled to receive an amount equal to Thirty-Three Dollars and Thirty-Three Cents ($33.33) and any other amounts specified in paragraph II of Article FOURTH of the Corporation's Amended Articles of Incorporation.

  F. Fractional Shares. Series A Preference Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders' fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preference Stock.

  ARTICLE SIXTH: The Corporation is authorized by these Articles to purchase shares of any class issued by it in all instances except as otherwise expressly prohibited by these Articles or as prohibited by law.

  ARTICLE SEVENTH:

  A. The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of the Corporation.

  B. Notwithstanding the provisions of paragraph AA(a) of Article FOURTH hereof or any other provisions of these Articles of Incorporation or the Code of Regulations (and notwithstanding that a lesser percentage may be allowed by law), the provisions of this Article SEVENTH may only be altered, amended, added to or repealed at a meeting held for such purpose by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to vote, voting jointly as a single class.

  ARTICLE EIGHTH:

  A. The Directors shall be divided, with respect to the terms for which they severally hold office, into three (3) classes, as nearly equal in number as the then total number of Directors constituting the whole Board permits, as determined by the Board of Directors, with the term of office of one (1) class expiring each year. At the Annual Meeting of Shareholders in 1988, at which the Directors shall be initially classified, Directors of the first class shall be elected to hold office for a term expiring at the next succeeding Annual Meeting in 1989, Directors of the second class shall be elected to hold office for a term expiring at the second succeeding Annual Meeting in 1990 and Directors of the third class shall be elected to hold office for a term expiring at the third succeeding Annual Meeting in 1991, with each class of Directors to hold office until their successors are duly elected and qualified. At each Annual Meeting of Shareholders following such initial classification and election, Directors elected to succeed those Directors whose terms shall then expire, other than those Directors elected as provided in paragraph B of this Article EIGHTH by a separate class vote of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation of the Corporation, shall be elected to hold office for a term expiring at the third succeeding Annual Meeting after such election. In the event of any increase in the number of Directors of the Corporation, the additional Director or Directors shall be so classified that all classes of Directors shall be as nearly equal in number as may be possible, as determined by the Board of Directors. In the event of any decrease in the number of Directors of the Corporation, all classes of Directors shall be decreased in number as nearly equally as may be possible, as determined by the Board of Directors. No decrease in the number of Directors shall shorten the term of any incumbent Director. To the extent required by law, each class of Directors shall consist of at least three (3) Directors.

  B. In the event that the holders of any class or series of stock of the Corporation having a preference over the Common Stock as to dividends or upon liquidation of the Corporation are entitled, by a separate class vote, to elect Directors pursuant to the terms of these Articles of Incorporation (as they may be duly amended from time to time), then the provisions of the Articles of Incorporation with respect to their rights shall apply. Except as otherwise expressly provided in the Articles of Incorporation, the Directors that may be so elected by the holders of any such class or series of stock shall be elected for terms expiring at the next Annual Meeting of Shareholders and, without regard to the classification of the remaining members of the Board of Directors, vacancies among Directors so elected by the separate class vote of any such class or series of stock shall be filled by the remaining Directors elected by such class or series, or, if there are no such remaining Directors, by the holders of such class or series in the same manner in which such class or series initially elected Directors.

  C. If at any meeting for the election of Directors, more than one (1) class of stock, voting separately as classes, shall be entitled to elect one (1) or more Directors and there shall be a quorum of only one (1) such class of stock, that class of stock shall be entitled to elect its quota of Directors notwithstanding the absence of a quorum of the other class or classes of stock.

  D. Notwithstanding the provisions of paragraph AA(a) of Article FOURTH hereof or any other provisions of these Articles of Incorporation or the Corporation's Code of Regulations (and notwithstanding that a lesser percentage may be allowed by law), the provisions of this Article EIGHTH may be altered, amended, added to or repealed at a meeting held for such purpose only by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to vote, voting jointly as a single class.

                                    ANNEX B
[NOTE: MARKINGS INDICATE PROPOSED AMENDMENTS.
TEXT THAT IS STRUCK THROUGH INDICATES LANGUAGE TO BE DELETED. TEXT THAT IS UNDERLINED AND BOLD INDICATES LANGUAGE TO BE ADDED. NOTES INDICATING THE PROPOSALS TO WHICH THE NOTED LANGUAGE CORRESPONDS WILL NOT BE INCLUDED IN THE FINAL AMENDMENTS.]

                    COMPOSITE VERSION OF CODE OF REGULATIONS
                                       OF
                                  GENCORP INC.
                   (AS AMENDED AND AS PROPOSED TO BE AMENDED)

ARTICLE 1.

SHAREHOLDERS' MEETINGS.

SECTION 1. ANNUAL MEETING.

  The Annual Meeting of the shareholders shall be held at the principal office of the Corporation in the State of Ohio, or at such other place in or outside of the State of Ohio as shall be designated in the notice of such meeting on such date and at such hour during the month of March as may be fixed by the Board of Directors, for the purpose of electing Directors and for considering reports to be laid before said Meeting. Upon due notice there may also be considered and acted upon at an Annual Meeting any matter which could properly be considered and acted upon at a Special Meeting, in which case and for which purpose the Annual Meeting shall also be considered as and shall be a Special Meeting. In the event the Annual Meeting is not held, or if the Directors are not elected thereat, a Special Meeting may be called and held for that purpose.

SECTION 2. SPECIAL MEETINGS.

  Special Meetings of the shareholders may be called by the Chairman of the Board, the President or a Vice President, or by a majority of the members of the Board of Directors acting with or without a meeting, or by the persons who hold of record an aggregate of at least twenty-five percent (25%) of the voting power of the shares outstanding and entitled to be voted on the proposals to be submitted at said meeting.

  Upon the request in writing delivered to the President or Secretary by any persons entitled to call a meeting of shareholders, it shall be the duty of the President or Secretary to give notice to shareholders, and if such request be refused, then the persons making such request may call a meeting by giving notice in the manner hereinafter provided.

  Special meetings of shareholders may be held at such place in or outside of the State of Ohio as shall be designated in the notice of such meeting.

SECTION 3. NOTICE OF MEETINGS.

  Notice of all shareholders' meetings, whether annual or special, shall be given in writing by the President or a Vice President or the Secretary or an Assistant Secretary (or in case of their refusal, by the person or persons entitled to call meetings under the provisions of Section 2 of this Article 1), which notice shall state the purpose or purposes for which the meeting is called and the time when and place where it is to be held. Not more than sixty (60) nor less than seven (7) days prior to any such meeting, a copy of such notice shall be served upon or mailed to each shareholder of record entitled to vote at such meeting or entitled to notice thereof, directed, postage prepaid, to his last address as it appears upon the records of the Corporation.

SECTION 4. WAIVER OF NOTICE.

  Notice of shareholders' meetings shall not be required to be given to those shareholders who attend the meeting either in person or by proxy or if waived, either before or after the meeting, by written assent, filed with or entered upon the records of such meeting, of shareholders not so attending who are entitled to notice.

SECTION 5. RECORD DATE; CLOSING OF TRANSFER BOOKS.

  The Board of Directors may fix a date not exceeding sixty (60) days preceding any meeting of shareholders, as a record date for the determination of the shareholders entitled to notice of such meeting and entitled to vote thereat, and may close the books of the Corporation against transfer of shares during the whole or any part of such period.

  If the Board of Directors shall not fix a record date as aforesaid, the shareholders of record at the close of business on the fifteenth (15th) day prior to the date of the meeting shall be the shareholders entitled to notice of such meeting, and the shareholders of record at the close of business on the tenth (10th) day prior to the date of the meeting shall be the shareholders entitled to vote thereat.

  At any meeting of shareholders a list of shareholders entitled to vote, alphabetically arranged, showing the address, number, classes of shares held by each on the record date fixed as hereinbefore provided shall be produced on the request of any shareholder and such list shall be prima facie evidence of the ownership of shares and of the right of shareholders to vote, when certified by the Secretary of the Corporation or by the agent of the Corporation having charge of the transfer of shares.

SECTION 6. VOTING.

  Except as otherwise provided in the Articles of Incorporation, every shareholder of record shall be entitled at each meeting of shareholders to one
(1) vote for each share on which no installment is overdue and unpaid standing in his name on the books of the Corporation at the record date fixed as provided in Section 5 above.

  In all cases, except where otherwise provided by Statute or by the Articles of Incorporation or this Code of Regulations, a majority of the votes cast shall control.

SECTION 7. PROXIES. [PROPOSAL 6]

  At any meeting of the shareholders, any shareholder of record entitled to vote may be represented and may vote by proxy or proxies appointed by an instrument in [writing executed] A FORM PERMITTED BY CHAPTER 1701 OF THE OHIO REVISED CODE (OR ANY SUCCESSOR PROVISION) within eleven (11) months prior to the date of its use (unless the instrument provides for a longer period) [and filed with the Secretary at or before the meeting.]

  In the event that such [instrument in writing] AUTHORIZATION shall designate three (3) or more persons to act as proxies, a majority of such persons present at the meeting, or if only one (1) shall be present then that one (1), shall have and may exercise all of the powers conferred by such [written instrument] AUTHORIZATION upon all of the persons so designated unless the [instrument] AUTHORIZATION shall otherwise provide. [Any signature on such instrument approved by the Inspectors hereinafter provided for as genuine, shall be deemed to be the signature of the]

                                      B-2


Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

[shareholder whose name is signed thereon, and the falsity of such signature shall in no manner impair the validity of such instrument or of any vote or action taken at such meeting, provided that such shareholder shall not have previously filed with the Secretary of the Corporation his authorized signature guaranteed by a reputable bank or trust company.]

SECTION 8. ORGANIZATION OF MEETINGS.

  Any meeting of shareholders having been called to order, the presiding officer may appoint three (3) Inspectors, who shall determine whether or not a quorum is present, and in connection with the election of Inspectors by the shareholders hereinafter referred to, shall decide all questions concerning the qualifications of voters, the validity of proxies, the acceptance or rejection of votes and the result of the vote. After a quorum has been determined to be present any shareholder entitled to vote may request the election of three (3) Inspectors, who shall thereupon be elected by the vote of a majority of the shareholders present in person or by proxy and entitled to vote at such meeting. The Inspectors so elected shall thereafter at said meeting decide all questions concerning the qualification of voters, the validity of proxies, the acceptance or rejection of votes and shall receive and count the votes upon any election or question submitted to the meeting, shall determine the result of the vote and make a certificate thereof to be filed with the minutes of the meeting.

  In the event that no shareholder requests the election of Inspectors by the shareholders as aforesaid, the Inspectors appointed by the presiding officer pursuant to the provisions of the first paragraph of this section shall have all of the powers and duties set forth above in respect to Inspectors elected by the shareholders.

  No Inspector, whether appointed or elected, need be a shareholder.

SECTION 9. QUORUM.

  At any meeting of shareholders, either annual or special, the presence in person or by proxy of the holders of record of shares entitling them to exercise a majority of the voting power of the outstanding shares of a class of stock shall be necessary to constitute a quorum of that class. If there be no quorum of a particular class of stock at the time when and place where any such meeting at which that class is entitled to vote is called to be held, the holders of shares of that class entitling them to exercise a majority of the voting power of that class present in person or represented by proxy may adjourn the meeting as to that class from time to time without notice other than by announcement at the meeting until a quorum of that class exists. No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted by that class at the original meeting.

  In the event that at any meeting at which the holders of more than one (1) class are entitled to vote a quorum of any class is lacking, the holders of the class or classes represented by a quorum may proceed with the transaction of the business to be transacted by the respective classes, and if such business is the election of Directors, the Directors whose successors shall not have been elected shall continue in office until their successors shall have been elected and qualified.

  For purposes of the preceding paragraphs of this Section 9, whenever any series of any class of stock is entitled to vote separately as a series with respect to any matter, such series shall be deemed to be a "class" as that term is used in such preceding paragraphs insofar as that matter is concerned, and whenever two (2) or more classes of stock are entitled to vote only jointly as a single class and not as separate classes with respect to any matter, such classes shall
                                       B-3


Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

together be deemed to be a single "class" as that term is used in such preceding paragraphs insofar as that matter is concerned.

SECTION 10. ACTION WITHOUT MEETING.

  Any action which may be authorized or taken at any meeting of shareholders may be authorized or taken without a meeting in a writing, or writings, signed by all the shareholders who would be entitled to notice of a meeting of shareholders held for such purpose, which writing, or writings, shall be filed or entered upon the records of the Corporation.

SECTION 11. ACCOUNTS AND REPORTS TO SHAREHOLDERS.

  Adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, shall be kept and maintained. Except for unreasonable or improper purposes, books of accounts, lists of shareholders, voting trust agreements, if any, and the minutes of meetings of the shareholders and Directors shall be open to the inspection of every shareholder at all reasonable times, provided, however, that any shareholder may be required by the officers of the Corporation to satisfy them or the Board of Directors that the information sought by such inspection is desired in good faith and will not be used to the detriment of the Corporation.

  At the Annual Meeting, or any other meeting at which Directors are to be elected, the officers of the Corporation shall lay before the shareholders a statement of profit and loss and a balance sheet containing a summary of the assets and liabilities, a summary of profits earned, dividends paid and other changes in the surplus accounts of the Corporation, made up to a date not more than four (4) months before said meeting from the date up to which the last preceding statement, account and balance sheet were made. A certificate signed by the President or Vice President or the Treasurer or an Assistant Treasurer or by a public accountant or firm of public accountants shall be appended to such statement of profit and loss and to the balance sheet, stating that they present fairly the financial position of the Corporation and the results of its operations in conformity with generally accepted accounting practices applied on a consistent basis with that of the preceding period.

  The officers of the Corporation, upon written request of any shareholder made within sixty (60) days after notice of any such meeting, shall, not later than the fifth (5th) day after receiving such request or the fifth (5th) day before the meeting, whichever is the later date, mail to such requesting shareholder a copy of the financial statements to be laid before the shareholders at such meeting.

SECTION 12. ORDER OF BUSINESS.

  At all shareholders' meetings the order of business shall be as established from time to time by the Board of Directors.

ARTICLE 2.

BOARD OF DIRECTORS.

SECTION 1. POWERS, NUMBER AND TERM OF OFFICE.

  The property and business of the Corporation shall be controlled, and its powers and authorities vested in and exercised, by a Board of Directors of not less than seven (7) (to the extent consistent with applicable law) nor more than seventeen (17) Directors, as shall be determined and fixed from time to time by the Board of Directors. Subject to the provisions of

Article EIGHTH of the Articles of Incorporation, Directors shall be elected annually at the Annual Meeting of Shareholders or if not so elected, at a Special Meeting of Shareholders called for that purpose. Each Director shall hold office until the next meeting of shareholders at which his successor is elected, or until his resignation, removal from office, or death, whichever is earlier.

SECTION 2. CHANGES IN NUMBER OF DIRECTORS.

  Subject to the numerical limitations contained in Section 1 of this Article 2, and except as may be provided in the Articles of Incorporation (as it may be duly amended from time to time) relating to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation of the Corporation to elect, by separate class vote, additional Directors, the number of Directors on the Board may be increased or reduced by the affirmative vote of (i) a majority of the members of the Board of Directors then in office or (ii) the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to elect Directors, voting jointly as a single class, but no reduction shall have the effect of removing any Director prior to the expiration of his term of office.

SECTION 3. QUALIFICATION OF DIRECTORS.

  Within sixty (60) days after his election a Director shall qualify by accepting his election as a Director either in writing or by acting at a meeting of the Board of Directors.

SECTION 4. VACANCIES.

  In the event of the failure of a Director to so qualify, or in the event of his being declared of unsound mind by order of court, or in the event of his being adjudicated a bankrupt, his office may be declared vacant by the Board of Directors. Any vacancy including vacancies resulting from death or resignation, if occurring in the office of a Director for whom the holders of a particular class of stock are entitled to vote, may be filled by the vote of a majority of the remaining Directors for whom such shareholders are entitled to vote, although such majority is less than a quorum. Subject to the provisions of the preceding sentence, any vacancy or vacancies in the office of Director may be filled by the affirmative vote of a majority of the members of the Board of Directors then in office. Within the meaning of this Section 4 a vacancy or vacancies shall also be deemed to exist in case the shareholders shall fail at any time to elect the full Board of authorized Directors or in case the Board of Directors shall increase the authorized number of Directors.

SECTION 5. MEETINGS.

  Meetings of the Board of Directors may be held at any time in or outside the State of Ohio.

  The Board of Directors may by resolution provide for regular meetings to be held at such times and places as it may determine, and such meetings may be held without further notice.

  Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President of the Corporation, or by not less than one-third ( 1/3) of the Directors then in office. Notice of the time and place of such meeting shall be served upon or telephoned to each Director at least twenty-four
(24) hours, or mailed or telephoned to each Director at his address as shown by the books of the Corporation at least forty-eight (48) hours prior to the time of the meeting. Notice of the time, place and purpose of any meeting of Directors may be waived by a Director either before or after the meeting by his written assent filed with or entered upon the record of the meeting, or by his attendance at such meeting.

SECTION 6. ACTION WITHOUT MEETING.

  Any action which may be authorized or taken at a meeting of the Directors may be authorized or taken without a meeting in a writing, or writings, signed by all of the Directors which shall be filed with or entered upon the records of the Corporation.

SECTION 7. QUORUM.

  A majority of the Directors then in office shall be necessary to constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the meeting until a quorum shall attend. The act of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 8. FIXING OF RECORD DATES.

  The Board of Directors may fix a time not exceeding sixty (60) days preceding any dividend payment date, or any date for the allotment of rights, as a record date for the determination of the shareholders entitled to receive dividends or rights, and may close the books of the Corporation against transfer of shares during the whole or any part of such period.

Section 9. COMMITTEES.

  The Board of Directors may from time to time appoint certain of its members to act in the intervals between meetings of the Board as a committee or committees, and may delegate to such committee or committees powers and duties to be exercised and performed under the control and direction of the Board.

  In particular, the Board of Directors may create from its membership and define the powers and duties of an Executive Committee of not less than three
(3) members. During the intervals between meetings of the Board of Directors the Executive Committee, unless restricted by resolution of the Board, shall possess and may exercise, under the control and direction of the Board, all of the powers of the Board of Directors in the management and control of the business of the Corporation. All action taken by the Executive Committee shall be reported to the Board of Directors at its first meeting thereafter and shall be subject to revision or recision of the Board, provided, however, that rights of third parties shall not be affected by any such action of the Board.

  In every case the affirmative vote of a majority of the members present at a meeting at which a majority of the members are present, or the consent of all of the members of a Committee, shall be necessary for the approval of any action, and action may be taken by a Committee without a formal meeting or written consent. Each Committee shall meet at the call of any member thereof and shall keep a written record of all actions taken by it.

SECTION 10. INDEMNIFICATION AND INSURANCE. [PROPOSAL 7]

  The Corporation shall indemnify [each official against all expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of any action by or in the right of the Corporation to procure a judgment in its favor,, TO THE FULL EXTENT THEN PERMITTED BY LAW, ANY PERSON WHO WAS OR IS A PARTY or in connection with any appeal therein, to which he is made or threatened to be made a party by reason of being or having been an official, except in relation to matters as to which he is adjudged by the express terms of a judgment rendered on]

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

 [the final determination of the merits in such action to be liable for negligence or misconduct in the performance of his duty to the Corporation. Such indemnification shall not include amounts paid to the Corporation by judgment or in settling or otherwise disposing of a pending or threatened action] TO ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE OR INVESTIGATIVE, BY REASON OF THE FACT THAT HE IS OR WAS A MEMBER OF THE BOARD OF DIRECTORS OR AN OFFICER, EMPLOYEE, MEMBER, MANAGER OR AGENT OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, LIMITED LIABILITY COMPANY, OR A PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE. The Corporation shall [indemnify each official made or threatened to be made a party to any action (other than one by or in the right of the Corporation to procure a judgment in its favor but including any action by or in the right of a related corporation) by reason of being or having been an official, against all judgments, fines, amounts paid in settlement and] PAY, TO THE FULL EXTENT THEN REQUIRED BY LAW, expenses, including ATTORNEY'S FEES, INCURRED BY A MEMBER OF THE BOARD OF DIRECTORS IN DEFENDING ANY SUCH ACTION, SUIT OR PROCEEDING AS THEY ARE INCURRED, IN ADVANCE OF THE FINAL DISPOSITION THEREOF, AND MAY PAY, IN THE SAME MANNER AND TO THE FULL EXTENT THEN PERMITTED BY LAW, SUCH EXPENSES INCURRED BY ANY OTHER PERSON. THE INDEMNIFICATION AND PAYMENT OF EXPENSES PROVIDED HEREBY SHALL NOT BE EXCLUSIVE OF, AND SHALL BE IN ADDITION TO, ANY OTHER RIGHTS GRANTED TO THOSE SEEKING INDEMNIFICATION UNDER ANY LAW, THE ARTICLES OF INCORPORATION, ANY AGREEMENT, VOTE OF SHAREHOLDERS OR DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS, OR OTHERWISE, BOTH AS TO ACTION IN OFFICIAL CAPACITIES AND AS TO ACTION IN ANOTHER CAPACITY WHILE HE OR SHE IS A MEMBER OF THE BOARD OF DIRECTORS, OR AN OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION, AND SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE A MEMBER OF [attorneys' fees, actually and necessarily incurred by him as a result of such action, or any appeal therein, if he acted in good faith, for a purpose which he reasonably believed to be in the best interests of the Corporation and, in criminal actions, in addition, had no reasonable cause to believe that this conduct was unlawful. The termination of any such action by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such official did not act, in good faith, for a purpose which he reasonably believed to be in the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.]

[If an official has been wholly successful, on the merits or otherwise, in the defense of an action of the character described in the first two paragraphs of this Section 10, he shall be entitled to indemnification as authorized in such paragraphs. Except as provided in the preceding sentence (and unless otherwise ordered by a court) any indemnification under such paragraphs shall be made by the Corporation, if and only if authorized in the specific case:]

  [(1) By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or who were wholly successful in such action on the merits or otherwise, upon a finding that the official seeking indemnification under the first paragraph of this Section 10 has not been negligent or guilty of misconduct in the performance of his duty to the Corporation as charged in the action, or if seeking indemnification under the second paragraph of this Section 10, has met the standard of conduct set forth in such paragraph, or,], TRUSTEE, OFFICER, EMPLOYEE OR AGENT AND SHALL INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS, AND ADMINISTRATORS OF SUCH A PERSON.

  [(2) If such a quorum is not obtainable with due diligence:]

          [(a) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because such official has not been]
                                       B-7


Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

     [negligent or guilty of misconduct or has met the standard of conduct set forth in the second paragraph of this Section 10, as the case may be, or]

          [(b) By a committee, appointed] THE CORPORATION MAY, TO THE FULL EXTENT THEN PERMITTED BY LAW AND AUTHORIZED by the Board of Directors, PURCHASE AND MAINTAIN INSURANCE OR FURNISH SIMILAR PROTECTION, INCLUDING BUT NOT LIMITED TO TRUST FUNDS, LETTERS OF CREDIT OR SELF-INSURANCE, ON BEHALF OF OR FOR ANY PERSONS DESCRIBED IN THE PRECEDING PARAGRAPH AGAINST ANY LIABILITY ASSERTED AGAINST AND INCURRED BY ANY SUCH PERSON IN ANY SUCH CAPACITY, OR ARISING OUT OF HIS STATUS AS SUCH, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER TO INDEMNIFY SUCH PERSON AGAINST SUCH LIABILITY. INSURANCE MAY BE PURCHASED FROM OR MAINTAINED WITH A PERSON [of two (2) or more shareholders who are not Directors, officers or employees of the Corporation, upon a finding that such official has not been negligent or guilty of misconduct or has met the standard of conduct set forth in the second paragraph of this Section 10, as the case may be.]

[For purposes of this Section 10, (1) a "related corporation" shall mean any corporation] in which the Corporation [owns or owned shares or of which it is or was a creditor, (2) "official" shall mean a Director, officer, former Director, or former officer of the Corporation or any person who serves or has served at its request as a director or officer of a related corporation, and (3) "action" shall mean] HAS A FINANCIAL INTEREST.

  THE CORPORATION, UPON APPROVAL BY THE BOARD OF DIRECTORS, MAY ENTER INTO AGREEMENTS WITH ANY PERSONS WHOM THE CORPORATION MAY INDEMNIFY UNDER THIS CODE OF REGULATIONS OR UNDER LAW AND UNDERTAKE THEREBY TO INDEMNIFY SUCH PERSONS AND TO PAY THE EXPENSES INCURRED BY THEM IN DEFENDING any [civil or criminal] action, suit or proceeding AGAINST THEM, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER UNDER LAW OR THIS CODE OF REGULATIONS [Nothing in this Section 10 shall limit the power of the Corporation to indemnify or agree] to indemnify any [person not covered by this Section 10 under these provisions or to indemnify or agree to indemnify any person in any case not provided for herein.]

[The provisions of this Section 10 shall be in addition to any rights to, or eligibility for indemnification to which any person concerned may otherwise be or become entitled by agreement, provision of the Articles of Incorporation, vote of shareholders, court order or otherwise, and shall inure to the benefit of the heirs, executors, and administrators of each such person.]

[The provisions of this Section 10 shall apply in respect of all alleged or actual causes of action or offenses accrued or occurring before, on or after its adoption.]

SECTION 11. REMOVAL.

  Except as may be provided in the Articles of Incorporation (as it may be duly amended from time to time) relating to the rights of holders of any class or series of stock which has a preference over the Common Stock as to dividends or upon liquidation of the Corporation to elect, by separate class vote, additional Directors, Directors may be removed from office by shareholders, with or without cause, only by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to elect Directors in place of those to be removed, voting jointly as a single class.

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enclosed in brackets "[" and "]" in the electronic format.

ARTICLE 3.

OFFICERS.

SECTION 1. OFFICERS.

  The Corporation shall have a Chairman of the Board of Directors, a President, a Secretary and a Treasurer, all of whom shall be chosen by the Board of Directors. The Chairman of the Board of Directors and the President shall be members of the Board of Directors. The Corporation may also have one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers as the Board may deem advisable, all of whom shall be chosen by the Board of Directors. The Board of Directors shall designate a chief executive officer. Any two (2) or more offices may be held by the same person. All officers shall hold office for one (1) year and until their successors are selected and qualified, unless otherwise specified by the Board of Directors, provided, however, that any officer shall be subject to removal at any time by the affirmative vote of a majority of the Directors then in office.

SECTION 2. CHAIRMAN OF THE BOARD.

  The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors and shall have such other powers and duties as may be vested in or imposed upon him by the Board of Directors.

SECTION 3. THE PRESIDENT.

  The President shall perform such duties and have such powers as are assigned to or vested in him by the Board of Directors.

Section 4. VICE PRESIDENT.

  The Vice President, or, if there be more than one (1), the Vice Presidents, in order of their seniority by designation (or if not designated, in order of their seniority of election), shall perform the duties of the President in his absence or during his disability to act. The Vice Presidents shall have such other duties and powers as may be assigned to or vested in them by the Board of Directors or the Executive Committee.

Section 5. SECRETARY.

  The Secretary shall issue notices of all meetings for which notice is required to be given, shall keep the minutes thereof, shall have charge of the corporate seal and corporate record books, shall cause to be prepared for each meeting of shareholders the list of shareholders referred to in Section 5, Article 1, hereof, and shall have such other powers and perform such other duties as assigned to or vested in him by the Board of Directors or the Executive Committee.

SECTION 6. TREASURER.

  The Treasurer shall have the custody of all moneys and securities of the Corporation and shall keep adequate and correct accounts of the Corporation's business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, shall prepare and lay before the shareholders' meetings the data referred to in Section 11, Article 1, hereof, and shall mail a copy of such data as required in said section to any shareholder requesting it. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer in such depositories as the Board of Directors may from time to time designate. The Treasurer shall have such other powers and perform such other duties as are assigned to or vested in him by the Board of Directors or the Executive Committee.

SECTION 7. ASSISTANT SECRETARY.

  The Assistant Secretary shall perform all the duties of the Secretary in case of the absence or disability of the latter and shall perform such other and further duties as may be required of him by the Board of Directors or the Executive Committee.

SECTION 8. ASSISTANT TREASURER.

  The Assistant Treasurer shall perform all the duties of the Treasurer in case of the absence or disability of the latter and shall perform such other and further duties as may be required of him by the Board of Directors or the Executive Committee.

SECTION 9. OTHER OFFICERS.

  Other officers of the Corporation shall have such powers and duties as may be assigned to or vested in them by the Board of Directors or the Executive Committee.

SECTION 10. AUTHORITY TO SIGN.

  Share certificates shall be signed as hereinafter in Article 4 provided. Except as otherwise specifically provided by the Board of Directors or the Executive Committee, checks, notes, drafts, contracts or other instruments authorized by the Board of Directors or the Executive Committee may be executed and delivered on behalf of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.

ARTICLE 4.

STOCK CERTIFICATES.

SECTION 1. CERTIFICATES.

  Each shareholder of the Corporation shall be entitled to a certificate signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, evidencing the number of full shares of the Corporation's capital stock held of record by him and fully paid. To the extent permitted by law, said certificates shall be deemed to be so signed whether the signatures be manual or facsimile signatures. Said certificates shall be in such form as shall be approved by the Board of Directors or the Executive Committee.

SECTION 2. TRANSFER AND REGISTRATION.

  The Board of Directors and the Executive Committee shall have authority to make such rules and regulations as it deems expedient concerning the issuance, transfer and registration of share certificates and may appoint transfer agents and registrars thereof.

SECTION 3. SUBSTITUTED CERTIFICATES.

  In case any certificate be lost, stolen, mutilated or destroyed the Board of Directors or the Executive Committee may authorize the issuance of a new certificate in lieu thereof upon such terms and conditions as it may deem advisable.

ARTICLE 5.

CORPORATE SEAL. [PROPOSAL 4]

  The seal of the Company shall be circular in form with the words "GENCORP INC.[, AKRON, OHIO,]" stamped around the margin and the words "Corporate Seal" stamped across the center.

ARTICLE 6.

EMERGENCY POWERS.

SECTION 1. DEFINITION.

  "An emergency" shall exist when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the United States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

SECTION 2. DIRECTORS.

  In the event of an emergency, meetings of the Board of Directors may be called by any Director or officer. Notice of the time and place of each such meeting of the Directors shall be given only to such of the Directors as it may be feasible to reach at the time and by such means, written or oral, as may be feasible at the time, including publication, radio, or other forms of mass communication. The Director or Directors present at any meeting of the Directors shall constitute a quorum for such meeting, and such Director or Directors may appoint one (1) or more of the officers of the Corporation Directors for such meeting. In the event that none of the Directors attends a meeting of the Directors, which has been duly called and notice of which has been duly given, the officers of the Corporation who are present, not exceeding three (3), in order of rank, shall be Directors for such meeting; provided, however, such officers may appoint one (1) or more of the other officers of the Corporation Directors for such meeting.

SECTION 3. OFFICERS.

  During such period of emergency if the chief executive officer dies, is missing, or for any reason is temporarily or permanently incapable of discharging the duties of his office then, until such time as the Directors shall otherwise order, the next ranking officer who is available shall assume the duties and authority of the office of such deceased, missing or incapacitated chief executive officer. The offices of Secretary and Treasurer shall be deemed to be of equal rank, and within the same office or as between the offices of Secretary and Treasurer, rank shall be determined by seniority of the first election to the office, or if two (2) or more persons shall have been first elected to such office at the same time, by seniority in age.

SECTION 4. CONFLICTING PROVISIONS OF CODE, ARTICLES OR REGULATIONS.

  The emergency powers in this Article 6 shall be effective during an emergency notwithstanding any different provisions in sec. 1701.01 to sec. 1701.98, inclusive, of the Revised Code of Ohio, and notwithstanding any different provisions of the Articles of Incorporation or Code of Regulations which are not expressly stated to be operative during an emergency.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

SECTION 5. FURTHER AUTHORIZATION TO DIRECTORS.

  The Directors further are authorized to adopt either before or during an emergency, emergency by-laws subject to repeal or change by actions of the shareholders, which shall be operative during, but only during, an emergency notwithstanding any different provisions elsewhere in sec. 1701.01 to sec. 1701.98, inclusive, of the Revised Code of Ohio and notwithstanding any different provisions in the Articles of Incorporation or Code of Regulations which are not expressly stated to the operative during an emergency. The emergency by-laws which may be adopted by the Directors under this Section 5 may make any provision which is consistent with emergency regulations of the preceding sections of this Article 6 and which may be made by emergency regulations, as provided in sec. 1701.111, divisions (A) and (B) of the Revised Code of Ohio.

ARTICLE 7.

AMENDMENTS.

SECTION 1.

  Subject to the provisions stated below, this Code of Regulations may be amended either at any meeting of the shareholders by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal, or without a meeting by the written consent of the holders of record of shares entitling them to exercise two-thirds ( 2/3) of the voting power on such proposal, provided, however, that in the event this Code of Regulations is amended otherwise than by vote as aforesaid, the Secretary shall mail a copy of the amendment to each shareholder who would have been entitled to vote thereon and did not participate in the adoption thereof. Anything in this
Article 7 to the contrary notwithstanding, however, so long as any shares of a class of stock of the Corporation having the right on certain conditions to elect Directors representing such class shall be outstanding, no amendment of the provisions of Section 9 of Article 1 hereof relating to the quorum at meetings of shareholders, or of Section 4 of Article 2 hereof relating to the filling of vacancies in the Board of Directors, or of this Article 7, which would adversely affect the rights or preferences of such class of stock or of the holders thereof, shall be made without the affirmative vote of the holders of at least two-thirds ( 2/3) of the shares of such class at the time outstanding.

SECTION 2.

  Notwithstanding the provisions of Section 1 of this Article 7 or any other provisions of the Articles of Incorporation or this Code of Regulations (and notwithstanding that a lesser percentage may be allowed by law), no alteration, amendment, addition to or repeal of Sections 1, 2, 3, 4 and 11 of Article 2 or this Section 2 of Article 7 shall be made except by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to vote, voting jointly as a single class.

GENCORP[LOGO]

Robert A. Wolfe
Chairman and Chief Executive Officer

February __, 2000

Dear Shareholder:

Enclosed are GenCorp's 1999 Annual Report and 2000 Proxy Statement. As you should know, GenCorp successfully completed the spin-off of its Performance Chemicals and Decorative & Building Products businesses on October 1. The spin-off allowed us to simplify GenCorp's diverse portfolio and enhance management's focus on Aerojet, our aerospace, defense and pharmaceutical fine chemicals segment and Vehicle Sealing automotive segment. These are GenCorp's continuing businesses today.

Headquarters for GenCorp are now located adjacent to Aerojet operations in Sacramento, California. Our new corporate organization is leaner and more efficient. We have a new stronger leadership team in place that is highly capable of driving improvement and growth in all of our businesses.

Moving forward under our new structure, we have made a commitment to our shareholders to achieve double-digit earnings growth. The Annual Report outlines the plans and strategies that support this commitment.

GenCorp's regular 2000 Annual Meeting will be held on March 29, 2000 at the Sheraton Sacramento Hotel. Details are provided in the enclosed proxy statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please take time to complete and return the attached proxy card.

Sincerely,

Robert A. Wolfe

                          PLEASE DETACH PROXY CARD HERE
                          \/                         \/
--------------------------------------------------------------------------------

               [_________]

1. ELECTION OF DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE MARCH 2003 ANNUAL MEETING. Nominees: James M. Osterhoff and J. Gary Cooper. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW). *Exceptions_____________________________________


FOR all nominees listed below [_]

WITHHOLD AUTHORITY to vote for all nominees listed below. [_]

*EXCEPTIONS [_]

2. TO RATIFY THE BOARD OF DIRECTORS' selection of Ernst & Young LLP as the independent auditors of the Company.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

3. Proposal to amend the Articles to designate Cleveland, Ohio as the location of GenCorp's principal Ohio office for purposes of the Ohio General Corporation Law.

          FOR      [_]      AGAINST  [_]      ABSTAIN [_]

4. Proposal to amend the Regulations to provide that GenCorp's corporate seal contain only the name of the Company and the words "Corporate Seal".

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

5. Proposal to amend the Articles to provide that GenCorp's corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

6. Proposal to amend the Regulations to permit additional forms of proxy authorizations.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

7. Proposal to amend the Regulations to require indemnification by GenCorp of current and former directors, officers, employees and others to the fullest extent permitted by applicable law.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

8. Proposal to amend the Articles to increase the number of authorized shares of GenCorp Common Stock from 90,000,000 to 150,000,000 shares.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

9. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


                 Change of Address and or Comments Mark Here [_]

Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 27, 2000.

DATE _________________________________, 2000

--------------------------------------------
               Signature

PLEASE SPECIFY CHOICES, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

VOTE MUST BE INDICATED (X) IN BLACK OR BLUE INK. [X]

                        CONFIDENTIAL VOTING INSTRUCTIONS

              TO: MELLON BANK, N.A., TRUSTEE FOR THE GENCORP INC.
                        SAVING AND PROFIT SHARING PLANS

         I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp/Omnova Retirement Savings Plan and/or the GenCorp Profit Sharing Plan at the Annual Meeting of Shareholders to be held at the Sheraton Sacramento Hotel, 11211 Pointe East Drive, Rancho Cordova, California on March 29, 2000, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in item 9:

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEMS 2 THROUGH 8, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM
9. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 8.

                      (Continued, and to be signed and dated on the other side.)

                      GENCORP INC.
                      P.O. BOX 11198
                      NEW YORK, N.Y. 10203-0198

GENCORP[LOGO]

Robert A. Wolfe
Chairman and Chief Executive Officer

February __, 2000

Dear Shareholder:

Enclosed are GenCorp's 1999 Annual Report and 2000 Proxy Statement. As you should know, GenCorp successfully completed the spin-off of its Performance Chemicals and Decorative & Building Products businesses on October 1. The spin-off allowed us to simplify GenCorp's diverse portfolio and enhance management's focus on Aerojet, our aerospace, defense and pharmaceutical fine chemicals segment and Vehicle Sealing automotive segment. These are GenCorp's continuing businesses today.

Headquarters for GenCorp are now located adjacent to Aerojet operations in Sacramento, California. Our new corporate organization is leaner and more efficient. We have a new stronger leadership team in place that is highly capable of driving improvement and growth in all of our businesses.

Moving forward under our new structure, we have made a commitment to our shareholders to achieve double-digit earnings growth. The Annual Report outlines the plans and strategies that support this commitment.

GenCorp's regular 2000 Annual Meeting will be held on March 29, 2000 at the Sheraton Sacramento Hotel. Details are provided in the enclosed proxy statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please take time to complete and return the attached proxy card.

Sincerely,

Robert A. Wolfe

                          PLEASE DETACH PROXY CARD HERE
                          \/                         \/
--------------------------------------------------------------------------------

               [_________]

1. ELECTION OF DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE MARCH 2003 ANNUAL MEETING. Nominees: James M. Osterhoff and J. Gary Cooper. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW). *Exceptions_____________________________________


FOR all nominees listed below [_]

WITHHOLD AUTHORITY to vote for all nominees listed below. [_]

*EXCEPTIONS [_]

2. TO RATIFY THE BOARD OF DIRECTORS' selection of Ernst & Young LLP as the independent auditors of the Company.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

3. Proposal to amend the Articles to designate Cleveland, Ohio as the location of GenCorp's principal Ohio office for purposes of the Ohio General Corporation Law.

          FOR      [_]      AGAINST  [_]      ABSTAIN [_]

4. Proposal to amend the Regulations to provide that GenCorp's corporate seal contain only the name of the Company and the words "Corporate Seal".

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

5. Proposal to amend the Articles to provide that GenCorp's corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

6. Proposal to amend the Regulations to permit additional forms of proxy authorizations.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

7. Proposal to amend the Regulations to require indemnification by GenCorp of current and former directors, officers, employees and others to the fullest extent permitted by applicable law.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

8. Proposal to amend the Articles to increase the number of authorized shares of GenCorp Common Stock from 90,000,000 to 150,000,000 shares.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

9. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


                 Change of Address and or Comments Mark Here [_]

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, five full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

DATE _________________________________, 2000

--------------------------------------------
               Signature

--------------------------------------------
       Signature if held jointly

PLEASE SPECIFY CHOICES, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

VOTE MUST BE INDICATED (X) IN BLACK OR BLUE INK. [X]

                                  GENCORP INC.

                     P.O. BOX 537012 - SACRAMENTO, CA 95853

PROXY FOR HOLDERS OF COMMON STOCK SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints WILLIAM R. PHILLIPS and ROBERT C. ANDERSON, and each of them, his proxy, with powers of substitution, to vote all shares of Common Stock of GenCorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Sheraton Sacramento Hotel, 11211 Pointe East Drive, Rancho Cordova, California on March 29, 2000, and at any adjournments thereof, and appoints the proxyholders to vote as directed below and in accordance with their judgment on matters incident to the conduct of the meeting and any matters of other business referred to in item 9:


         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEMS 2 THROUGH 8, AND IN ACCORDANCE WITH THE PROXYHOLDERS' JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 9. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 8.

                      (Continued, and to be signed and dated on the other side.)

                      GENCORP INC.
                      P.O. BOX 11198
                      NEW YORK, N.Y. 10203-0198

GENCORP[LOGO]

Robert A. Wolfe
Chairman and Chief Executive Officer

February __, 2000

Dear Shareholder:

Enclosed are GenCorp's 1999 Annual Report and 2000 Proxy Statement. As you should know, GenCorp successfully completed the spin-off of its Performance Chemicals and Decorative & Building Products businesses on October 1. The spin-off allowed us to simplify GenCorp's diverse portfolio and enhance management's focus on Aerojet, our aerospace, defense and pharmaceutical fine chemicals segment and Vehicle Sealing automotive segment. These are GenCorp's continuing businesses today.

Headquarters for GenCorp are now located adjacent to Aerojet operations in Sacramento, California. Our new corporate organization is leaner and more efficient. We have a new stronger leadership team in place that is highly capable of driving improvement and growth in all of our businesses.

Moving forward under our new structure, we have made a commitment to our shareholders to achieve double-digit earnings growth. The Annual Report outlines the plans and strategies that support this commitment.

GenCorp's regular 2000 Annual Meeting will be held on March 29, 2000 at the Sheraton Sacramento Hotel. Details are provided in the enclosed proxy statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please take time to complete and return the attached proxy card.

Sincerely,

Robert A. Wolfe

                          PLEASE DETACH PROXY CARD HERE
                          \/                         \/
--------------------------------------------------------------------------------

               [_________]

1. ELECTION OF DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE MARCH 2003 ANNUAL MEETING. Nominees: James M. Osterhoff and J. Gary Cooper. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW). *Exceptions_____________________________________


FOR all nominees listed below [_]

WITHHOLD AUTHORITY to vote for all nominees listed below. [_]

*EXCEPTIONS [_]

2. TO RATIFY THE BOARD OF DIRECTORS' selection of Ernst & Young LLP as the independent auditors of the Company.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

3. Proposal to amend the Articles to designate Cleveland, Ohio as the location of GenCorp's principal Ohio office for purposes of the Ohio General Corporation Law.

          FOR      [_]      AGAINST  [_]      ABSTAIN [_]

4. Proposal to amend the Regulations to provide that GenCorp's corporate seal contain only the name of the Company and the words "Corporate Seal".

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

5. Proposal to amend the Articles to provide that GenCorp's corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

6. Proposal to amend the Regulations to permit additional forms of proxy authorizations.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

7. Proposal to amend the Regulations to require indemnification by GenCorp of current and former directors, officers, employees and others to the fullest extent permitted by applicable law.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

8. Proposal to amend the Articles to increase the number of authorized shares of GenCorp Common Stock from 90,000,000 to 150,000,000 shares.

         FOR      [_]      AGAINST  [_]      ABSTAIN [_]

9. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


                 Change of Address and or Comments Mark Here [_]

Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 27, 2000.

DATE _________________________________, 2000

--------------------------------------------
               Signature

PLEASE SPECIFY CHOICES, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

VOTE MUST BE INDICATED (X) IN BLACK OR BLUE INK. [X]

                        CONFIDENTIAL VOTING INSTRUCTIONS

   TO: ROYAL TRUST CORPORATION OF CANADA, TRUSTEE FOR THE GENCORP CANADA INC.
                                  SAVINGS PLAN

         I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which my be allocated to my account in the GenCorp Stock Fund of the GenCorp Canada Inc. Savings Plan at the Annual Meeting of Shareholders to be held at the Sheraton Sacramento Hotel, 11211 Pointe East Drive, Rancho Cordova, California on March 29, 2000, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in item 9:

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEMS 2 THROUGH 8, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM
9. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 8.

                      (Continued, and to be signed and dated on the other side.)

                      GENCORP INC.
                      P.O. BOX 11198
                      NEW YORK, N.Y. 10203-0198